UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07239

Name of Registrant:	Vanguard Horizon Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2019—September 30, 2020

Item 1: Reports to Shareholders

Annual Report | September 30, 2020 Vanguard Strategic Equity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	4

Performance Summary	6

Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    For the 12 months ended September 30, 2020, Vanguard Strategic Equity Fund returned –2.09%. It lagged its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned 3.87%. The broad U.S. stock market as measured by the Russell 3000 Index returned 15.00% for the period.

•    After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets until September, when investor sentiment soured a little.

•    The fund’s relative performance was hurt most by stock selection in health care and industrials; it was helped most by selection in energy and consumer discretionary.

•    For the ten years ended September 30, the fund posted an average annual return of 11.42%. This result was slightly below that of its benchmark index.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard Strategic Equity Fund returned –2.09%. It lagged its benchmark, the MSCI US Small + Mid Cap 2200 Index, which returned 3.87%.

Investment environment

After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets. Investor sentiment soured and volatility returned in September, though, amid stretched valuations in the technology sector, a resurgence in coronavirus infections in some regions, and dimmer chances of a new government aid package in the U.S.

In the United States, where the fund concentrates its investments, large-capitalization stocks outpaced mid- and small-caps, and growth stocks returned more than value stocks.

The pandemic led to a wave of issuance in the global bond market, which drove up supply, but demand held up fairly well. Yields ended the quarter little changed.

Investment objective and strategy

Although it’s important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We compare mid- and small-capitalization U.S. stocks within the same industry group to identify those with characteristics that we believe will outperform over time.

To do this, we use a strict quantitative approach to evaluate a stock’s attractiveness based on five characteristics: high quality—healthy balance sheets and steady cash-flow generation; management decisions—sound investment policies that favor internal over external funding; consistent earnings growth—the ability to grow earnings year after year; strong market sentiment—market confirmation of our view; and reasonable valuation—we strive to avoid overpriced stocks.

Using these five themes, we generate a daily composite stock ranking as we seek to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns while minimizing exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to our benchmark).

Our successes and shortfalls

The fund’s tilt toward attractively valued companies relative to the benchmark held back performance. Our momentum and growth models aided relative performance, but our quality, valuation, and management decision models more than offset those advantages. Six of the fund’s 11 industry sectors detracted on a relative basis.

2

Our stock selection in energy, consumer discretionary, and communication services did best; selections in health care, industrials, and real estate were the biggest detractors.

At the individual holding level, the portfolio benefited from Five9, Advanced Micro Devices, Cadence Design Systems, and Fortinet in information technology, and Veeva Systems in health care. The greatest shortfalls came from Service Properties Trust and Brixmor Property Group in real estate, Spirit AeroSystems Holdings in industrials, Ally Financial in financials, and Plains GP Holdings in energy.

We continue to believe that constructing a portfolio focused on fundamentals will benefit investors over the long term, although we recognize that the market can reward or punish us in the near term. We feel the fund offers a strong mix of stocks with attractive valuations and growth characteristics.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

October 15, 2020

3

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

4

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Equity Fund	3/31/2020	9/30/2020	Period
Based on Actual Fund Return	$1,000.00	$1,331.72	$0.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.15	0.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.17%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

5

Strategic Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Strategic Equity Fund	-2.09%	6.93%	11.42%	$29,483
MSCI US Small + Mid Cap 2200 Index	3.87	9.84	11.60	29,962
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	35,263

See Financial Highlights for dividend and capital gains information.

6

Strategic Equity Fund

Fund Allocation

As of September 30, 2020

Communication Services	4.9%
Consumer Discretionary	13.0
Consumer Staples	3.2
Energy	2.0
Financials	12.4
Health Care	14.6
Industrials	14.9
Information Technology	18.5
Materials	5.4
Real Estate	7.4
Utilities	3.7

The table reflects the fund's investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

7

Strategic Equity Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)
Communication Services (4.9%)
*	Match Group Inc.	296,164	32,771
*	Bandwidth Inc. Class A	151,731	26,488
*	Take-Two Interactive Software Inc.	150,195	24,815
	New York Times Co. Class A	527,297	22,563
*,^	Discovery Inc. Class A	937,510	20,410
	News Corp. Class B	1,254,970	17,544
*	Liberty Media Corp-Liberty Formula One Class C	392,357	14,231
	News Corp. Class A	928,577	13,019
*	Zynga Inc. Class A	1,361,382	12,416
*	Pinterest Inc. Class A	258,551	10,732
*	Liberty Broadband Corp.	70,703	10,101
*	Discovery Communications Inc. Class C	477,791	9,365
	CenturyLink Inc.	917,173	9,254
	Interpublic Group of Cos. Inc.	554,731	9,247
*	MSG Networks Inc.	929,267	8,893
*	Zillow Group Inc. Class A	84,450	8,575
	Omnicom Group Inc.	164,563	8,146
*	ANGI Homeservices Inc. Class A	503,045	5,581
*	Liberty Global plc Class C	251,013	5,155
*	Liberty Media Corp-Liberty SiriusXM Class A	152,656	5,064
*	DISH Network Corp. Class A	117,493	3,411
*	EverQuote Inc. Class A	72,543	2,803
*	Yelp Inc. Class A	117,982	2,370
*	Vonage Holdings Corp.	170,798	1,747
			284,701
Consumer Discretionary (12.8%)
	Best Buy Co. Inc.	544,822	60,633
	PulteGroup Inc.	1,050,667	48,635
	Whirlpool Corp.	247,662	45,543
	Rent-A-Center Inc.	1,165,281	34,830
*	Meritage Homes Corp.	297,483	32,839
	H&R Block Inc.	1,638,295	26,688
*	Peloton Interactive Inc. Class A	234,386	23,260
	Wingstop Inc.	166,679	22,777
	Domino’s Pizza Inc.	49,767	21,165
*	Stamps.com Inc.	81,610	19,664
	Darden Restaurants Inc.	194,282	19,572
	Newell Brands Inc.	1,099,671	18,870
	Tractor Supply Co.	125,278	17,957
	Papa John’s International Inc.	210,681	17,335
*	Murphy USA Inc.	132,563	17,004
	Brunswick Corp.	259,651	15,296
	Service Corp. International	358,812	15,135
	Autoliv Inc.	202,708	14,773
	Aaron’s Inc.	258,441	14,641
	Bloomin’ Brands Inc.	917,253	14,006
	Big Lots Inc.	302,038	13,471
*	AutoNation Inc.	254,305	13,460
*	Planet Fitness Inc. Class A	193,413	11,918
*	ServiceMaster Global Holdings Inc.	294,274	11,736
*	Wayfair Inc.	39,365	11,456
*	Adient plc	658,798	11,417
	Camping World Holdings Inc. Class A	376,784	11,209
	Pool Corp.	33,032	11,051
	Thor Industries Inc.	115,676	11,019
*	NVR Inc.	2,695	11,004
	Gentex Corp.	373,401	9,615
	Qurate Retail Group Inc. QVC Group Class A	1,085,868	7,797
*,^	GameStop Corp. Class A	703,551	7,176
	Aramark	258,267	6,831
*	Penn National Gaming Inc.	91,012	6,617
*	Tupperware Brands Corp.	324,938	6,551
*	At Home Group Inc.	384,112	5,708
	Hanesbrands Inc.	339,956	5,354
*	Grand Canyon Education Inc.	66,513	5,317
	Polaris Inc.	50,659	4,779

8

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	LKQ Corp.	168,556	4,674
	Dine Brands Global Inc.	82,828	4,522
	PetMed Express Inc.	142,952	4,520
*	iRobot Corp.	56,228	4,268
*	Asbury Automotive Group Inc.	42,148	4,107
^	Cheesecake Factory Inc.	143,952	3,993
	Signet Jewelers Ltd.	201,536	3,769
	KB Home	90,892	3,489
	Williams-Sonoma Inc.	37,132	3,358
*	Etsy Inc.	26,441	3,216
	Jack in the Box Inc.	40,131	3,183
	Wyndham Destinations Inc.	98,077	3,017
*	Skyline Champion Corp.	111,714	2,991
*	TopBuild Corp.	17,000	2,902
	Kohl’s Corp.	153,993	2,854
*	WW International Inc.	133,568	2,520
*	Installed Building Products Inc.	22,435	2,283
	Group 1 Automotive Inc.	25,662	2,268
*	Chegg Inc.	26,400	1,886
	Strategic Education Inc.	10,825	990
*	Bright Horizons Family Solutions Inc.	4,629	704
	Lithia Motors Inc. Class A	2,468	563
*	Chipotle Mexican Grill Inc. Class A	416	517
			750,703
Consumer Staples (3.1%)
	Campbell Soup Co.	834,944	40,386
	Conagra Brands Inc.	576,089	20,572
*	TreeHouse Foods Inc.	456,681	18,509
	Casey’s General Stores Inc.	83,257	14,791
*	Herbalife Nutrition Ltd.	307,947	14,366
	Bunge Ltd.	258,031	11,792
	McCormick & Co. Inc.	55,283	10,730
*	Edgewell Personal Care Co.	344,219	9,597
*	BJ’s Wholesale Club Holdings Inc.	227,546	9,455
	Medifast Inc.	56,426	9,279
	Ingles Markets Inc. Class A	204,811	7,791
	J M Smucker Co.	63,876	7,379
*	Hain Celestial Group Inc.	89,745	3,078
*	USANA Health Sciences Inc.	37,945	2,795
*	United Natural Foods Inc.	150,548	2,239
	Coty Inc. Class A	84,139	227
			182,986
Energy (2.0%)
*	Renewable Energy Group Inc.	697,978	37,286
	National Oilwell Varco Inc.	1,213,974	10,999
	Halliburton Co.	858,259	10,342
*	Southwestern Energy Co.	4,356,787	10,238
	Plains GP Holdings LP Class A	1,562,567	9,516
	Range Resources Corp.	1,356,385	8,979
	Concho Resources Inc.	175,449	7,741
	Devon Energy Corp.	549,812	5,201
	Targa Resources Corp.	338,238	4,746
	TechnipFMC plc	568,365	3,586
*	Cheniere Energy Inc.	67,532	3,125
	Apache Corp.	303,740	2,876
	Nabors Industries Ltd.	40,375	987
	EQT Corp.	24,847	321
			115,943
Financials (12.4%)
	Primerica Inc.	349,705	39,566
	LPL Financial Holdings Inc.	458,917	35,185
	MSCI Inc. Class A	98,067	34,988
	Equitable Holdings Inc.	1,756,435	32,037
	Regions Financial Corp.	2,592,589	29,893
	Zions Bancorp NA	954,333	27,886
	Walker & Dunlop Inc.	507,957	26,922
	First American Financial Corp.	432,955	22,042
	First Horizon National Corp.	2,285,740	21,555
	MGIC Investment Corp.	2,390,154	21,177
	Cullen/Frost Bankers Inc.	300,929	19,244
	Hanover Insurance Group Inc.	201,662	18,791
	Fifth Third Bancorp	875,335	18,662
	Voya Financial Inc.	380,538	18,239
	FactSet Research Systems Inc.	46,359	15,525
*	Brighthouse Financial Inc.	560,527	15,084
	Assured Guaranty Ltd.	695,147	14,932
	Unum Group	869,577	14,635
*	NMI Holdings Inc. Class A	775,903	13,811
	Globe Life Inc.	157,157	12,557
	MarketAxess Holdings Inc.	23,234	11,189
	CNO Financial Group Inc.	685,490	10,995
	Navient Corp.	1,241,808	10,493
	Jefferies Financial Group Inc.	555,427	9,998
	PennyMac Financial Services Inc.	167,950	9,761
	Evercore Inc. Class A	148,570	9,725
	Cboe Global Markets Inc.	109,172	9,579
	Nasdaq Inc.	77,195	9,473
*	Cannae Holdings Inc.	252,524	9,409
*	eHealth Inc.	118,887	9,392
	Universal Insurance Holdings Inc.	668,704	9,255
	People’s United Financial Inc.	896,888	9,247

9

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Erie Indemnity Co. Class A	43,564	9,161
	Interactive Brokers Group Inc.	171,860	8,306
	Essent Group Ltd.	217,799	8,061
	Huntington Bancshares Inc.	831,096	7,621
	Virtu Financial Inc. Class A	301,974	6,948
	Stifel Financial Corp.	136,119	6,882
	Federal Agricultural Mortgage Corp. Class C	106,987	6,811
	First Hawaiian Inc.	454,081	6,571
	Umpqua Holdings Corp.	609,314	6,471
	Nelnet Inc. Class A	104,431	6,292
	Webster Financial Corp.	226,099	5,971
	Lincoln National Corp.	180,205	5,646
	American Equity Investment Life Holding Co.	241,926	5,320
	First Financial Bankshares Inc.	188,672	5,266
	Prosperity Bancshares Inc.	93,925	4,868
	International Bancshares Corp.	184,281	4,802
*	Trupanion Inc.	60,190	4,749
	Brightsphere Investment Group Inc.	305,839	3,945
	Artisan Partners Asset Management Inc. Class A	100,933	3,935
	Synchrony Financial	146,848	3,843
	FNB Corp.	554,944	3,762
	Kemper Corp.	53,620	3,583
	PacWest Bancorp	202,079	3,451
	KKR & Co. Inc.	99,952	3,432
	Citizens Financial Group Inc.	121,934	3,082
	Affiliated Managers Group Inc.	31,582	2,160
	Signature Bank	24,862	2,063
	Kinsale Capital Group Inc.	10,274	1,954
	Popular Inc.	48,212	1,749
	Pinnacle Financial Partners Inc.	44,991	1,601
	Associated Banc-Corp	109,164	1,378
*	Encore Capital Group Inc.	34,557	1,334
			722,265
Health Care (14.5%)
*	Charles River Laboratories International Inc.	198,422	44,933
*	DaVita Inc.	514,828	44,095
*	Novocure Ltd.	379,258	42,215
*	Medpace Holdings Inc.	354,062	39,566
	Chemed Corp.	80,801	38,813
*	Veeva Systems Inc. Class A	135,949	38,228
*	PRA Health Sciences Inc.	343,430	34,838
	Universal Health Services Inc. Class B	304,548	32,593
	Cardinal Health Inc.	691,329	32,458
*	Tenet Healthcare Corp.	1,174,261	28,781
*	Mettler-Toledo International Inc.	29,467	28,458
	West Pharmaceutical Services Inc.	100,017	27,495
	Bruker Corp.	640,895	25,476
*	IQVIA Holdings Inc.	144,836	22,830
*	Henry Schein Inc.	383,449	22,539
	Dentsply Sirona Inc.	452,325	19,780
*	Haemonetics Corp.	219,403	19,143
*	Sarepta Therapeutics Inc.	135,395	19,014
*	Quidel Corp.	84,057	18,440
*	Bluebird Bio Inc.	316,991	17,102
*	Syneos Health Inc.	291,025	15,471
*	Incyte Corp.	169,314	15,194
*	Alnylam Pharmaceuticals Inc.	94,381	13,742
*	CRISPR Therapeutics AG	158,182	13,230
*	Emergent BioSolutions Inc.	125,432	12,961
*	Avantor Inc.	491,793	11,060
*	United Therapeutics Corp.	107,130	10,820
*	Enanta Pharmaceuticals Inc.	234,417	10,732
*	ImmunoGen Inc.	2,939,490	10,582
*	Corcept Therapeutics Inc.	574,863	10,005
*	Alkermes plc	569,980	9,445
*	Myriad Genetics Inc.	665,388	8,677
*	Novavax Inc.	79,411	8,604
*	Acceleron Pharma Inc.	74,772	8,414
*	BioMarin Pharmaceutical Inc.	97,140	7,390
*	Endo International plc	2,160,177	7,129
*	MacroGenics Inc.	236,106	5,948
*	MEDNAX Inc.	295,515	4,811
*	Intercept Pharmaceuticals Inc.	114,807	4,760
*	Prestige Consumer Healthcare Inc.	122,650	4,467
*	Puma Biotechnology Inc.	440,116	4,441
*	BioCryst Pharmaceuticals Inc.	1,277,799	4,389
*	GenMark Diagnostics Inc.	301,835	4,286
*	Natera Inc.	58,874	4,253
	PerkinElmer Inc.	30,509	3,829
*,^	Inovio Pharmaceuticals Inc.	288,112	3,342
*	Pacific Biosciences of California Inc.	338,041	3,336
*	Jazz Pharmaceuticals plc	22,494	3,207
*	LHC Group Inc.	14,626	3,109

10

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Teladoc Health Inc.	14,007	3,071
*	Fulgent Genetics Inc.	73,882	2,958
*	Heron Therapeutics Inc.	159,366	2,362
*	Deciphera Pharmaceuticals Inc.	44,118	2,263
	Luminex Corp.	81,881	2,149
*	Laboratory Corp. of America Holdings	10,300	1,939
*,^	Co-Diagnostics Inc.	118,067	1,605
*	Editas Medicine Inc.	56,415	1,583
*	Bioxcel Therapeutics Inc.	34,513	1,496
*,^	Mallinckrodt plc	1,503,469	1,463
*	Myovant Sciences Ltd.	76,000	1,068
*	Moderna Inc.	11,250	796
	Encompass Health Corp.	7,246	471
			847,655
Industrials (14.8%)
	WW Grainger Inc.	145,004	51,733
	Expeditors International of Washington Inc.	551,645	49,935
	Masco Corp.	893,271	49,246
*	Generac Holdings Inc.	236,149	45,728
	Owens Corning	645,407	44,410
	Allison Transmission Holdings Inc.	892,049	31,347
*	MasTec Inc.	702,709	29,654
*	TriNet Group Inc.	454,648	26,970
	TransUnion	316,487	26,626
*	Meritor Inc.	1,180,710	24,724
*	Builders FirstSource Inc.	757,721	24,717
	Huntington Ingalls Industries Inc.	169,707	23,886
*	HD Supply Holdings Inc.	552,796	22,797
	Robert Half International Inc.	401,789	21,271
*	Aerojet Rocketdyne Holdings Inc.	529,955	21,140
*	FTI Consulting Inc.	190,653	20,203
	Oshkosh Corp.	233,475	17,160
	Landstar System Inc.	131,796	16,539
	Werner Enterprises Inc.	353,540	14,845
	Jacobs Engineering Group Inc.	157,602	14,621
	Wabash National Corp.	1,206,573	14,431
	Nielsen Holdings plc	990,739	14,049
	Rush Enterprises Inc. Class A	254,214	12,848
	JB Hunt Transport Services Inc.	97,255	12,291
	Dover Corp.	108,684	11,775
	Kansas City Southern	60,024	10,854
	Wabtec Corp.	170,921	10,577
	Quanta Services Inc.	198,426	10,489
*	United Rentals Inc.	60,005	10,471
	Tetra Tech Inc.	108,585	10,370
	Fortune Brands Home & Security Inc.	113,244	9,798
	Fastenal Co.	216,919	9,781
	Old Dominion Freight Line Inc.	51,138	9,252
	Brink’s Co.	225,056	9,248
	GATX Corp.	143,884	9,173
	Hubbell Inc. Class B	61,871	8,466
	SkyWest Inc.	273,186	8,157
	CH Robinson Worldwide Inc.	78,277	7,999
	Acuity Brands Inc.	75,236	7,700
*	AeroVironment Inc.	121,205	7,273
	UFP Industries Inc.	110,714	6,256
	ManpowerGroup Inc.	79,784	5,851
*	Aecom	126,934	5,311
*	SiteOne Landscape Supply Inc.	42,461	5,178
*	Avis Budget Group Inc.	181,689	4,782
	Allegion plc	44,112	4,363
	MSC Industrial Direct Co. Inc. Class A	67,820	4,292
	KAR Auction Services Inc.	287,952	4,146
	Ennis Inc.	233,372	4,070
*	TrueBlue Inc.	249,280	3,861
	Watsco Inc.	16,488	3,840
	Steelcase Inc. Class A	342,880	3,467
	Herman Miller Inc.	105,097	3,170
	Rollins Inc.	54,268	2,941
*	Atkore International Group Inc.	123,469	2,806
	WillScot Mobile Mini Holdings Corp. Class A	164,895	2,750
	Quad/Graphics Inc.	845,269	2,561
*	Atlas Air Worldwide Holdings Inc.	39,043	2,378
*	Upwork Inc.	134,973	2,354
	Pentair plc	50,116	2,294
*	Beacon Roofing Supply Inc.	51,717	1,607
	Triton International Ltd.	37,389	1,521
*	Dycom Industries Inc.	27,208	1,437
*	XPO Logistics Inc.	8,187	693
			864,483
Information Technology (18.4%)
*	Synopsys Inc.	306,110	65,501
*	Cadence Design Systems Inc.	595,540	63,502
*	Fortinet Inc.	436,446	51,418
	Booz Allen Hamilton Holding Corp. Class A	563,300	46,743
	Seagate Technology plc	915,858	45,124
*	Synaptics Inc.	496,235	39,907
*	Five9 Inc.	282,204	36,596
	CDW Corp.	303,586	36,288
	Jabil Inc.	1,053,551	36,095

11

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
*	Dropbox Inc. Class A	1,689,997	32,549
*	Manhattan Associates Inc.	325,222	31,055
*	CACI International Inc. Class A	142,862	30,452
*	Zendesk Inc.	269,582	27,745
*,^	SunPower Corp.	2,179,781	27,269
*	Box Inc.	1,490,129	25,869
	Avnet Inc.	972,049	25,118
*	Amkor Technology Inc.	2,092,933	23,441
*	Teradata Corp.	1,011,271	22,956
*	Lattice Semiconductor Corp.	782,418	22,659
*	Advanced Micro Devices Inc.	266,780	21,873
*	Zebra Technologies Corp.	84,211	21,260
	ManTech International Corp. Class A	301,322	20,755
*	Cirrus Logic Inc.	287,029	19,360
*	Flex Ltd.	1,578,995	17,590
*	Okta Inc.	73,303	15,676
	Western Digital Corp.	392,139	14,333
*	Fair Isaac Corp.	32,648	13,888
*	Fastly Inc. Class A	142,821	13,379
*	Unisys Corp.	1,248,353	13,320
	CSG Systems International Inc.	324,021	13,269
*	SolarEdge Technologies Inc.	51,878	12,365
	SYNNEX Corp.	86,525	12,119
*	Proofpoint Inc.	112,624	11,887
	Citrix Systems Inc.	85,859	11,824
*	GoDaddy Inc. Class A	149,435	11,353
*	Inphi Corp.	96,075	10,784
	MAXIMUS Inc.	147,691	10,104
*	Domo Inc.	255,365	9,788
*	Twilio Inc. Class A	34,537	8,534
*	Avaya Holdings Corp.	551,667	8,385
	NortonLifeLock Inc.	399,635	8,328
*	Lumentum Holdings Inc.	99,612	7,484
*	Verint Systems Inc.	151,803	7,314
*	Nuance Communications Inc.	187,965	6,239
*	Workiva Inc. Class A	110,134	6,141
*	Cloudera Inc.	539,896	5,879
*	SMART Global Holdings Inc.	196,437	5,371
	Perspecta Inc.	249,541	4,854
*,^	Maxeon Solar Technologies Ltd.	272,472	4,621
*	Ciena Corp.	106,555	4,229
*	EPAM Systems Inc.	13,000	4,203
*	Avalara Inc.	32,762	4,172
	DXC Technology Co.	216,986	3,873
*	Nutanix Inc.	139,315	3,090
*	FireEye Inc.	249,840	3,084
*	Qualys Inc.	29,257	2,867
*	Mimecast Ltd.	46,941	2,202
	Brooks Automation Inc.	41,176	1,905
*	DocuSign Inc. Class A	7,472	1,608
*	CommScope Holding Co. Inc.	175,841	1,583
*	SPS Commerce Inc.	20,195	1,573
*	MACOM Technology Solutions Holdings Inc.	15,119	514
			1,073,267
Materials (5.4%)
	Avery Dennison Corp.	267,331	34,176
	Huntsman Corp.	1,499,326	33,300
	Louisiana-Pacific Corp.	949,252	28,013
	Scotts Miracle-Gro Co.	183,188	28,011
	Ball Corp.	330,293	27,454
	Sealed Air Corp.	689,008	26,740
	Royal Gold Inc.	206,717	24,841
	Reliance Steel & Aluminum Co.	223,627	22,819
	Greif Inc. Class A	353,331	12,794
*	Coeur Mining Inc.	1,654,658	12,211
*	Axalta Coating Systems Ltd.	511,771	11,346
	Avient Corp.	405,954	10,742
*	Element Solutions Inc.	865,659	9,098
	Commercial Metals Co.	422,032	8,432
	Domtar Corp.	264,928	6,960
	O-I Glass Inc.	463,347	4,907
	Mosaic Co.	233,090	4,259
	Cabot Corp.	87,535	3,154
*	Alcoa Corp.	212,504	2,471
	Sensient Technologies Corp.	27,815	1,606
			313,334
Real Estate (7.4%)
	Iron Mountain Inc.	1,319,505	35,350
	Sabra Health Care REIT Inc.	2,210,427	30,471
	Lexington Realty Trust	2,599,553	27,165
	Mid-America Apartment Communities Inc.	230,672	26,746
	Invitation Homes Inc.	932,648	26,105
	Spirit Realty Capital Inc.	725,884	24,499
	Life Storage Inc.	230,808	24,297
	VEREIT Inc.	2,939,263	19,105
	CyrusOne Inc.	271,409	19,007
	Gaming and Leisure Properties Inc.	484,632	17,897
	VICI Properties Inc.	754,133	17,624
	SL Green Realty Corp.	344,177	15,960
	Brixmor Property Group Inc.	1,335,099	15,607

12

Strategic Equity Fund

			Market
			Value•
		Shares	($000)
	Omega Healthcare Investors Inc.	496,567	14,867
	Brandywine Realty Trust	1,398,665	14,462
	National Health Investors Inc.	214,314	12,917
	American Homes 4 Rent Class A	398,839	11,359
*	Redfin Corp.	211,032	10,537
	MGM Growth Properties LLC Class A	361,468	10,114
	GEO Group Inc.	781,240	8,859
	Xenia Hotels & Resorts Inc.	835,052	7,332
	CoreCivic Inc.	834,930	6,679
	Diversified Healthcare Trust	1,539,895	5,420
	Universal Health Realty Income Trust	86,752	4,944
	Regency Centers Corp.	123,027	4,678
	Healthcare Trust of America Inc. Class A	147,583	3,837
	Piedmont Office Realty Trust Inc. Class A	249,472	3,385
^	Tanger Factory Outlet Centers Inc.	522,384	3,150
	Healthcare Realty Trust Inc.	102,134	3,076
^	Macerich Co.	362,819	2,464
	Uniti Group Inc.	146,861	1,547
	Kimco Realty Corp.	52,623	593
			430,053
Utilities (3.7%)
	Ameren Corp.	506,121	40,024
	Vistra Corp.	1,999,569	37,712
	AES Corp.	2,020,117	36,584
	FirstEnergy Corp.	722,854	20,753
	NRG Energy Inc.	545,854	16,780
	CenterPoint Energy Inc.	805,852	15,593
	Pinnacle West Capital Corp.	189,717	14,144
	CMS Energy Corp.	204,240	12,542
	Entergy Corp.	95,111	9,371
	Hawaiian Electric Industries Inc.	156,894	5,215
	Evergy Inc.	69,810	3,548
	American States Water Co.	39,964	2,995
	Portland General Electric Co.	68,808	2,443
			217,704
Total Common Stocks
(Cost $5,110,078)			5,803,094
Preferred Stocks (0.1%)
*	Qurate Retail Inc. Pfd. 8.000% 3/15/31 (Cost $2,873)	32,576	3,209
Temporary Cash Investments (1.4%)
Money Market Fund (1.3%)
[1,2]	Vanguard Market Liquidity Fund, 0.117%	779,849	77,985

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[3] United States Cash Management Bill, 0.146%, 12/15/20	3,400	3,399
Total Temporary Cash Investments (Cost $81,369)		81,384
Total Investments (100.9%) (Cost $5,194,320)		5,887,687
Other Assets and Liabilities— Net (-0.9%)		(51,390)
Net Assets (100%)		5,836,297

Cost is in $000.

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $57,201,000.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2	Collateral of $63,000,000 was received for securities on loan, of which $59,773,000 is held in Vanguard Market Liquidity Fund and $3,227,000 is held in cash.
3	Securities with a value of $2,207,000 have been segregated as initial margin for open futures contracts.
REIT—Real Estate Investment Trust.

13

Strategic Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2020	155	11,659	(242)
E-mini S&P 500 Index	December 2020	68	11,397	(45)
E-mini S&P Mid-Cap 400 Index	December 2020	49	9,094	(86)
				(373)

See accompanying Notes, which are an integral part of the Financial Statements.

14

Strategic Equity Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $5,116,350)	5,809,702
Affiliated Issuers (Cost $77,970)	77,985
Total Investments in Securities	5,887,687
Investment in Vanguard	250
Cash	3,062
Receivables for Investment Securities Sold	222,589
Receivables for Accrued Income	6,566
Receivables for Capital Shares Issued	951
Variation Margin Receivable—Futures Contracts	121
Total Assets	6,121,226
Liabilities
Payables for Investment Securities Purchased	217,230
Collateral for Securities on Loan	63,000
Payables for Capital Shares Redeemed	4,172
Payables to Vanguard	514
Variation Margin Payable—Futures Contracts	13
Total Liabilities	284,929
Net Assets	5,836,297

At September 30, 2020, net assets consisted of:

Paid-in Capital	5,083,966
Total Distributable Earnings (Loss)	752,331
Net Assets	5,836,297

Net Assets
Applicable to 192,558,621 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	5,836,297
Net Asset Value Per Share	$30.31

See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Equity Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends	102,729
Interest[1]	317
Securities Lending—Net	4,588
Total Income	107,634
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,564
Management and Administrative	8,417
Marketing and Distribution	644
Custodian Fees	44
Auditing Fees	31
Shareholders’ Reports	81
Trustees’ Fees and Expenses	6
Total Expenses	10,787
Net Investment Income	96,847
Realized Net Gain (Loss)
Investment Securities Sold[1]	23,626
Futures Contracts	(2,627)
Realized Net Gain (Loss)	20,999
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(281,951)
Futures Contracts	643
Change in Unrealized Appreciation (Depreciation)	(281,308)
Net Increase (Decrease) in Net Assets Resulting from Operations	(163,462)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $293,000, $36,000 and $4,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	96,847	101,249
Realized Net Gain (Loss)	20,999	96,770
Change in Unrealized Appreciation (Depreciation)	(281,308)	(666,467)
Net Increase (Decrease) in Net Assets Resulting from Operations	(163,462)	(468,448)
Distributions[1]
Total Distributions	(213,745)	(599,518)
Capital Share Transactions
Issued	570,926	756,397
Issued in Lieu of Cash Distributions	199,995	563,538
Redeemed	(1,655,893)	(1,099,829)
Net Increase (Decrease) from Capital Share Transactions	(884,972)	220,106
Total Increase (Decrease)	(1,262,179)	(847,860)
Net Assets
Beginning of Period	7,098,476	7,946,336
End of Period	5,836,297	7,098,476

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Equity Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$31.87	$37.21	$34.89	$30.41	$30.82
Investment Operations
Net Investment Income	.459[1]	.449[1]	.392[1]	.504[1]	.624
Net Realized and Unrealized Gain (Loss)
on Investments	(1.041)	(2.980)	4.781	4.988	2.440
Total from Investment Operations	(.582)	(2.531)	5.173	5.492	3.064
Distributions
Dividends from Net Investment Income	(.444)	(.395)	(.460)	(.509)	(.507)
Distributions from Realized Capital Gains	(.534)	(2.414)	(2.393)	(.503)	(2.967)
Total Distributions	(.978)	(2.809)	(2.853)	(1.012)	(3.474)
Net Asset Value, End of Period	$30.31	$31.87	$37.21	$34.89	$30.41
Total Return[2]	-2.09%	-5.63%	15.63%	18.28%	10.62%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,836	$7,098	$7,946	$7,051	$6,046
Ratio of Total Expenses to Average Net Assets	0.17%	0.17%	0.17%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	1.53%	1.42%	1.10%	1.53%	2.09%
Portfolio Turnover Rate	61%	60%	82%	81%	74%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Equity Fund

Notes to Financial Statements

Vanguard Strategic Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally

19

Strategic Equity Fund

three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund

20

Strategic Equity Fund

Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $250,000, representing less than 0.01% of the fund’s net assets and 0.10% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

21

Strategic Equity Fund

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	5,803,094	—	—	5,803,094
Preferred Stocks	3,209	—	—	3,209
Temporary Cash Investments	77,985	3,399	—	81,384
Total	5,884,288	3,399	—	5,887,687
Derivative Financial Instruments
Assets
Futures Contracts[1]	121	—	—	121
Liabilities
Futures Contracts[1]	13	—	—	13

1	Represents variation margin on the last day of the reporting period.

D. Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	62,436
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(3,473)
Net Unrealized Gains (Losses)	693,368

22

Strategic Equity Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	97,026	108,219
Long-Term Capital Gains	116,719	491,299
Total	213,745	599,518

*Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,194,320
Gross Unrealized Appreciation	1,214,077
Gross Unrealized Depreciation	(520,710)
Net Unrealized Appreciation (Depreciation)	693,367

E.   During the year ended September 30, 2020, the fund purchased $3,862,095,000 of investment securities and sold $4,848,075,000 of investment securities, other than temporary cash investments.

F.    Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	20,190	24,126
Issued in Lieu of Cash Distributions	6,031	20,418
Redeemed	(56,402)	(35,338)
Net Increase (Decrease) in Shares Outstanding	(30,181)	9,206

G. Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 12, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

24

Special 2020 tax information (unaudited) for Vanguard Strategic Equity Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $116,719,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $81,744,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 83.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund distributed $15,282,000 of qualified business income to shareholders during the fiscal year.

25

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufac-turing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1140 112020

Annual Report | September 30, 2020 Vanguard Capital Opportunity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	6

Performance Summary	8

Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•    Vanguard Capital Opportunity Fund returned 18.60% for Admiral Shares and 18.52% for Investor Shares for the 12 months ended September 30, 2020, lagging its benchmark, the Russell Midcap Growth Index.

•    Stock market indexes across the globe hit record highs in February, then fell sharply as COVID-19 spread beyond China, leading many countries to close nonessential businesses, impose lockdowns, and restrict travel. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a vaccine all buoyed the markets until September, when investor sentiment soured a little.

•    Growth stocks outperformed their value counterparts, and large-capitalization stocks outdistanced mid- and small-caps.

•    In the bond markets, volatility rose and liquidity fell in March as the pandemic spread. By the end of the period, however, bond yields were significantly lower and bond prices were higher.

•    Relative to the benchmark, the fund’s return was hampered most by stock selection in the industrial, health care, and financial sectors. Strong selection in consumer discretionary stocks provided the biggest boost to relative return.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard Capital Opportunity Fund returned 18.60% for Admiral Shares and 18.52% for Investor Shares, lagging the 23.23% return of its benchmark, the Russell Midcap Growth Index. The fund’s return bested the 15.15% return of the Standard & Poor’s 500 Index, which serves as a proxy for the broad market in the attribution discussion that follows. Relative to the S&P 500 Index, favorable sector allocation more than offset unfavorable stock selection.

Investment environment

The fiscal year ended September 30, 2020, was one for the record books. What started uneventfully enough, back when yield curves and trade wars dominated investor concerns, morphed into a time of unprecedented tumult as COVID-19 wreaked global havoc. The U.S. economy endured a “Great Pause” in March and April when local restrictions, designed to mitigate the pandemic’s toll, severely constrained activity and output.

The subsequent economic collapse established several record-setting declines, among them the fastest bear market descent (the S&P 500 Index ultimately lost 34% of its value in just 22 trading sessions), the most job losses (more than 20 million, easily outpacing the Great Depression’s 12 million mark), and the steepest GDP drop (–31.4% in the second quarter). Similar scenes, differing only in timing and magnitude, unfolded around the world, fracturing the once-integrated global economy.

The U.S. government, in tandem with foreign authorities, unleashed a torrent of stimulus and support in response. This monetary-fiscal onslaught featured open-ended assurances from the Federal Reserve to maintain low interest rates and staggering amounts of deficit spending. But reopening the economy proved fraught with difficulty, and the initial recovery stalled somewhat at levels well below pre-pandemic highs.

Equity indexes bounced aggressively starting in late March, ahead of the economy’s turn. The S&P 500 Index surpassed its previous high in less than six months, a record-short bear market dip, and peaked in early September, up more than 60% from its late-March low. But this impressive performance masked substantial dispersion within, reflecting the pandemic’s uniquely disruptive influence. Many companies battled for survival, while some technology-oriented businesses, seemingly ready-made for stay-at-home isolation, thrived. For the full fiscal year, the information technology (+47%), consumer discretionary (+29%), and health care (+20%) sectors fared best, while energy (–45%) and financials (–12%) followed crude oil prices and interest rates sharply lower.

Outlook for U.S. equities

Our view on U.S. equities is decidedly mixed. The post-recession economy has been heavily reliant on artificial and unsustainable measures, including an astounding $2 trillion federal deficit in the second quarter alone and the promise of further stimulus ahead. And, as noted, the market’s apparent strength, unusually concentrated in larger technology stocks, belies a broader fundamental struggle on metaphorical Main Street, creating an unusually bifurcated stock landscape. That said, U.S. Treasury yields hovered at historically depressed levels (0.7% for the 10-year yield at the end of the fiscal year), providing some support for the S&P 500 Index’s elevated valuation (20.5 times price/earnings valuation on 2021 estimated earnings).

We see more fundamental reasons for optimism in select cases. No therapy or drug has provided a silver bullet against COVID-19 yet, but we still anticipate medical solutions to materialize. Multiple vaccine candidates are on the cusp of clinical outcomes, as are several antibody therapies. Meanwhile, many stocks continue to languish, left behind in this protracted socially distanced existence. Our original expectation of a fairly prompt snapback was misplaced, but we still expect the eventual “new normal” to more closely resemble its 2019 antecedent than the current state of apprehension and isolation. This should benefit a wide swath of struggling companies. A more fulsome recovery may also spur inflation and interest rates upward, which could finally and forcefully shift sentiment from high-multiple growth stocks to inexpensive value stocks.

Portfolio update

The portfolio maintained overweight positions in information technology, health care, and industrial stocks; these sectors accounted for 74% of average assets, compared with 48% in the S&P 500 Index. The portfolio was slightly overweighted in consumer discretionary and underweighted in financials and communication services (4% versus 11%). The fund maintained limited exposure to consumer staples, energy, materials, real estate, and utilities.

Favorable sector allocation more than offset unfavorable stock selection during the period. The fund’s sector exposures were broadly helpful, including overweight positions in the information technology and health care sectors and underweight positions in energy, financials, real estate (–7% index return), utilities (–5%), and consumer staples (+8%). This collective tailwind more than offset the fund’s overweight position in industrials (+1%).

Stock selection was unfavorable overall, with weakness in information technology and industrials more than offsetting strength in health care and consumer discretionary. In information technology, the fund outperformed the market (+33% sector return) but badly lagged the benchmark return (+47%) on insufficient exposure to Apple (+109%). Apple alone contributed more than 300 basis points of underperformance, easily offsetting outperformance from Adobe (+78%) and Splunk (+62%).

In industrials, the fund’s significant airlines ownership suffered as travel collapsed, with United (–61%), American (–54%), Delta (–46%), and Southwest (–30%) weighing heavily on results. Airbus (–44%) also felt the effect of a worldwide travel hiatus. FedEx (+76%) provided a partial offset.

Health care and consumer discretionary were bright spots for the fund. In health care, large positions in Seattle Genetics (+129%), Amgen (+35%), and Eli Lilly (+35%) helped results. In consumer discretionary, standout performer Tesla (+791%) rocketed higher on stronger fundamentals and the allure of its seemingly limitless potential. Tesla coupled with Alibaba (+76%) more than offset the fund’s sizable underweight position in Amazon (+81%).

As of September 30, 2020, the fund’s top 10 holdings made up 30% of assets.

Advisor perspectives

Perhaps the single most noteworthy feature of today’s equity market is an element of inequity: the sheer relative size of so-called Big Tech. Just four technology stocks—Apple, Microsoft, Amazon, and Google—make up more than 20 percent of the S&P 500 Index. Their combined capitalization (approximately $6 trillion) is roughly equivalent to the bottom 350 constituents of the index or to the Japan Exchange Group, the largest equity market outside the United States. The four stocks’ combined performance has strong-armed the S&P 500 Index to record highs; indeed, in a reflection of broader-based challenges, the S&P 500 Equal Weight Index has not yet approached its pre-COVID peak. History suggests that this concentrated technology frenzy warrants caution. In March 2000—a notoriously exuberant technology market—the four biggest stocks were “just” 16% of the market, and only three were technology stocks; with 2020’s hindsight, we know that story ended poorly for many.

But maybe this time is different, a prospect with which we wrestle daily; after all, Microsoft has defied doubters and maintained its lofty perch in the Big Four. In aggregate, valuations for these heavyweights are high but not irrationally so; their competitive moats seem to deepen with time, a function of their aggressive reinvestment strategy, and technology’s coronation feels less speculative and less premature this time around.

And yet the fund’s exposure to these four companies stood at just 7% at the end of the fiscal year, or one-third that of the index, with Microsoft and Google representing the bulk of our ownership. The fund’s underweight positions in Apple and Amazon have created a massive multiyear performance headwind. We acknowledge these two errors of omission, but we remain cautious. Size invites competition, disruption, and regulation. These high-priced titans must be more than impressive to justify their valuations—they must be near-flawless in handling internal and external threats, known and unknown. Our bias is to search elsewhere.

Health care also features prominently in the news and in our portfolio. The pandemic reinforces the incalculable value embedded in existing drugs, therapies, and devices, which facilitate our ongoing fight against disease and death—and which have presumably helped reduce COVID-19’s infection fatality ratio. But the pandemic also highlights how much value remains to be created with future breakthroughs, both in the COVID-19 realm and beyond. The health care sector has unsurprisingly fared well, and consensus estimates project market-leading revenue (+8%) and earnings (+5%) growth in a calendar year more commonly scarred with steep declines. But this is not chiefly a pandemic-fueled surge, and growth should persist indefinitely. Despite ongoing political concerns in a tense election year, we are optimistic that our companies will continue to develop life-saving innovations and that they will be rewarded by the marketplace.

Finally, much ink has been spilled in past letters defending our outsized airlines ownership. We viewed them as secular growers, operating in a vastly improved industry structure, and trading of late at less than half of the market’s valuation. Whatever the merits, our investment thesis—and our performance—was dealt a dramatic blow by COVID-19, forcing a structural reset in both our holdings and our thinking. We continue to own these companies, albeit more selectively and with overall lower exposure, ahead of travel’s eventual revival.

Conclusion

We still believe that some semblance of normalcy will prevail. Several pandemic-driven structural changes will likely persist, including a more flexible workforce, the fast-forwarding of digital transitions, and certain business travel indefinitely lost to Zoom. But if and when life does normalize, we expect the market’s winners to be drawn primarily from its pool of COVID-19 losers. Our portfolio is positioned accordingly, focused on stocks whose long-term potential deviates meaningfully from today’s dislocated share prices.

PRIMECAP Management Company

October 21, 2020

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•     Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•     Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Opportunity Fund	3/31/2020	9/30/2020	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,324.40	$2.56
Admiral™ Shares	1,000.00	1,324.85	2.15
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.80	$2.23
Admiral Shares	1,000.00	1,023.15	1.87

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.44% for Investor Shares and 0.37% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

Capital Opportunity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Capital Opportunity Fund Investor Shares	18.52%	14.57%	14.85%	$39,943
Russell Midcap Growth Index	23.23	15.53	14.55	38,903
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	35,263

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Capital Opportunity Fund Admiral Shares	18.60%	14.65%	14.93%	$201,103
Russell Midcap Growth Index	23.23	15.53	14.55	194,517
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	176,315

See Financial Highlights for dividend and capital gains information.

Capital Opportunity Fund

Fund Allocation

As of September 30, 2020

Communication Services	4.9%
Consumer Discretionary	12.4
Energy	1.2
Financials	5.7
Health Care	33.1
Industrials	12.3
Information Technology	30.4
Materials	0.0
Real Estate	0.0

The table reflects the fund’s investments, except for short term investments. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Capital Opportunity Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (97.1%)
Communication Services (4.7%)
*	Alphabet Inc. Class A	171,900	251,937
*	Alphabet Inc. Class C	154,750	227,421
*	Baidu Inc. ADR	1,437,300	181,948
*	Facebook Inc. Class A	224,000	58,666
*	Electronic Arts Inc.	400,000	52,164
*	ZoomInfo Technologies Inc. Class A	275,371	11,838
	Walt Disney Co.	48,757	6,050
*	Live Nation Entertainment Inc.	98,980	5,333
*	Pinterest Inc. Class A	76,250	3,165
*	Snap Inc.	23,500	613
*	Madison Square Garden Sport Corp. Class A	3,100	466
*	Madison Square Garden Entertainment Corp.Class A	3,100	212
			799,813
Consumer Discretionary (12.1%)
*	Alibaba Group Holding Ltd. ADR	1,749,900	514,436
*	Tesla Inc.	1,056,130	453,090
*	Amazon.com Inc.	73,135	230,282
*	CarMax Inc.	2,406,697	221,199
	TJX Cos. Inc.	3,027,400	168,475
	Sony Corp. ADR	1,501,450	115,236
	Royal Caribbean Cruises Ltd.	905,800	58,632
*,^	XPeng Inc. ADR	2,833,600	56,870
^	Carnival Corp.	2,714,845	41,211
	eBay Inc.	610,400	31,802
	Ross Stores Inc.	332,100	30,992
*	Capri Holdings Ltd.	1,250,000	22,500
*	GVC Holdings plc	1,767,022	22,131
*,^	Norwegian Cruise Line Holdings Ltd.	955,950	16,356
	Las Vegas Sands Corp.	291,900	13,620
	Marriott International Inc. Class A	131,300	12,156
	Newell Brands Inc.	600,000	10,296
	Hilton Worldwide Holdings Inc.	76,333	6,513
*	Ulta Beauty Inc.	23,000	5,152
	Restaurant Brands International Inc.	88,500	5,090
	Whirlpool Corp.	24,100	4,432
	Darden Restaurants Inc.	15,000	1,511
*	Burlington Stores Inc.	1,950	402
*	AutoZone Inc.	220	259
*	Five Below Inc.	1,600	203
			2,042,846
Energy (1.2%)
	Pioneer Natural Resources Co.	986,273	84,810
	Hess Corp.	1,425,474	58,345
	Cabot Oil & Gas Corp.	1,260,550	21,883
	EOG Resources Inc.	382,121	13,733
*,^	Transocean Ltd.	11,836,496	9,551
*	Southwestern Energy Co.	3,500,000	8,225
	TechnipFMC plc	437,000	2,757
			199,304
Financials (5.6%)
	E*TRADE
	Financial Corp.	3,814,169	190,899
	Northern Trust Corp.	1,645,451	128,296
	Bank of America Corp.	5,076,417	122,291
	Charles Schwab Corp.	3,311,800	119,987
	Raymond James Financial Inc.	1,589,570	115,657
	Wells Fargo & Co.	3,292,210	77,400
	JPMorgan Chase & Co.	678,336	65,303
	Discover Financial Services	1,008,988	58,299

10

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
	Progressive Corp.	306,700	29,035
	CME Group Inc.	146,954	24,587
	LPL Financial Holdings Inc.	93,000	7,130
	Citigroup Inc.	80,000	3,449
			942,333
Health Care (32.1%)
	Eli Lilly and Co.	4,798,118	710,217
	Amgen Inc.	2,366,599	601,495
*	Biogen Inc.	2,029,200	575,643
*	Seattle Genetics Inc.	2,142,542	419,274
*	BioMarin Pharmaceutical Inc.	5,316,750	404,498
	Novartis AG ADR	3,198,500	278,142
*	BeiGene Ltd. ADR	830,981	238,026
	Thermo Fisher Scientific Inc.	514,664	227,234
	Bristol-Myers Squibb Co.	3,256,530	196,336
*	Boston Scientific Corp.	4,587,376	175,284
*	QIAGEN NV	3,051,190	159,455
^	BioNTech SE ADR	2,028,836	140,456
	Roche Holding AG	408,018	139,763
*	Edwards Lifesciences Corp.	1,605,000	128,111
*	Illumina Inc.	413,970	127,950
	AstraZeneca plc ADR	2,249,200	123,256
*	Elanco Animal Health Inc.	4,337,016	121,133
	PerkinElmer Inc.	822,800	103,270
*	FibroGen Inc.	2,054,011	84,461
*	Charles River Laboratories International Inc.	341,500	77,333
	Abbott Laboratories	654,900	71,273
	Zimmer Biomet Holdings Inc.	493,310	67,159
*	LivaNova plc	1,390,800	62,878
*	Alkermes plc	3,747,300	62,093
*	BeiGene Ltd.	2,366,000	52,183
*	Alcon Inc.	532,340	30,317
	Agilent Technologies Inc.	213,000	21,500
	Medtronic plc	157,000	16,315
[1]	Siemens Healthineers AG	136,900	6,145
*	ImmunoGen Inc.	625,327	2,251
*	Adaptive Biotechnologies Corp.	28,100	1,367
	Cerner Corp.	9,400	680
			5,425,498
Industrials (11.9%)
	FedEx Corp.	1,751,574	440,556
	Southwest Airlines Co.	9,343,300	350,374
*	Aecom	4,651,230	194,607
	Jacobs Engineering Group Inc.	1,963,719	182,174
*	Airbus SE	2,119,433	153,714
*	United Airlines Holdings Inc.	4,095,793	142,329
	Delta Air Lines Inc.	3,475,210	106,272
*	JetBlue Airways Corp.	6,225,850	70,539
^	American Airlines Group Inc.	5,519,300	67,832
	TransDigm Group Inc.	114,619	54,458
	IDEX Corp.	216,730	39,534
	Curtiss-Wright Corp.	340,000	31,708
	Old Dominion Freight Line Inc.	164,100	29,689
	Textron Inc.	812,100	29,309
*	Lyft Inc. Class A	875,755	24,127
	Caterpillar Inc.	156,700	23,372
*	Ryanair Holdings plc ADR	234,300	19,156
	Raytheon Technologies Corp.	295,600	17,009
	Carrier Global Corp.	485,600	14,830
*	Uber Technologies Inc.	259,500	9,467
	Rockwell Automation Inc.	41,400	9,136
	Otis Worldwide Corp.	100,000	6,242
			2,016,434
Information Technology (29.5%)
	Microsoft Corp.	2,122,850	446,499
*	Adobe Inc.	822,600	403,428
*	Splunk Inc.	1,741,020	327,538
	Texas Instruments Inc.	2,103,250	300,323
	QUALCOMM Inc.	2,206,090	259,613
*	Micron Technology Inc.	5,395,800	253,387
	NetApp Inc.	5,112,700	224,141
	KLA Corp.	1,135,900	220,069
*	Flex Ltd.	18,763,102	209,021
	ASML Holding NV	557,000	205,683
*	Trimble Inc.	4,028,528	196,189
*	Cree Inc.	2,908,600	185,394
*	Descartes Systems Group Inc.	3,137,465	178,773
	Universal Display Corp.	933,564	168,732
	NVIDIA Corp.	306,560	165,916
	Corning Inc.	4,676,074	151,552
	Visa Inc. Class A	522,000	104,384
	Entegris Inc.	1,359,300	101,050
*	PayPal Holdings Inc.	452,200	89,097

11

Capital Opportunity Fund

			Market
			Value•
		Shares	($000)
*	Nuance Communications Inc.	2,231,400	74,060
	Telefonaktiebolaget LM Ericsson ADR	6,398,000	69,674
	Intuit Inc.	200,000	65,242
*	FormFactor Inc.	2,247,441	56,029
*,^	VMware Inc. Class A	366,600	52,670
	Teradyne Inc.	622,300	49,448
*	Unity Software Inc.	547,500	47,786
	Apple Inc.	364,800	42,248
	Jabil Inc.	1,204,000	41,249
	HP Inc.	2,154,600	40,916
*	BlackBerry Ltd.	7,931,976	36,408
*	Keysight Technologies Inc.	328,460	32,445
	Hewlett Packard Enterprise Co.	3,051,475	28,592
	Intel Corp.	510,900	26,454
	Oracle Corp.	405,000	24,179
*	MongoDB Inc.	102,200	23,660
*	Autodesk Inc.	61,200	14,138
*	Cerence Inc.	272,800	13,332
*	salesforce.com Inc.	50,000	12,566
*	Palo Alto Networks Inc.	44,100	10,794
	Analog Devices Inc.	90,600	10,577
*	Nokia Oyj ADR	2,569,100	10,045
	Plantronics Inc.	698,800	8,274
	Western Digital Corp.	101,680	3,716
	Mastercard Inc. Class A	9,600	3,247
*	Crowdstrike Holdings Inc. Class A	5,900	810
*	RingCentral Inc. Class A	2,750	755
	Applied Materials Inc.	10,700	636
*	Okta Inc.	2,750	588
*	Arista Networks Inc.	50	10
			4,991,337
Materials (0.0%)
	Albemarle Corp.	400	36

Real Estate (0.0%)
	Alexandria Real Estate Equities Inc.	10,300	1,648
	American Homes 4 Rent Class A	10,500	299
			1,947
Total Common Stocks (Cost $7,066,834)			16,419,548
Temporary Cash Investment (4.3%)
Money Market Fund (4.3%)
[2,3]	Vanguard Market Liquidity Fund, 0.117% (Cost $734,482)	7,346,148	734,615
Total Investments (101.4%) (Cost $7,801,316)			17,154,163
Other Assets and Liabilities—Net (-1.4%)			(241,077)
Net Assets (100%)			16,913,086

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $215,054,000.

1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the value of this security represented 0.0% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $221,833,000 was received for securities on loan, of which $220,692,000 is held in Vanguard Market Liquidity Fund and $1,141,000 is held in cash.

ADR—American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

12

Capital Opportunity Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $7,066,834)	16,419,548
Affiliated Issuers (Cost $734,482)	734,615
Total Investments in Securities	17,154,163
Investment in Vanguard	714
Cash	1,141
Receivables for Investment Securities Sold	3,435
Receivables for Accrued Income	14,042
Receivables for Capital Shares Issued	1,418
Total Assets	17,174,913
Liabilities
Payables for Investment Securities Purchased	5,004
Collateral for Securities on Loan	221,833
Payables to Investment Advisor	9,869
Payables for Capital Shares Redeemed	23,938
Payables to Vanguard	1,183
Total Liabilities	261,827
Net Assets	16,913,086

At September 30, 2020, net assets consisted of:

Paid-in Capital	6,058,221
Total Distributable Earnings (Loss)	10,854,865
Net Assets	16,913,086

Investor Shares—Net Assets
Applicable to 21,169,716 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,517,762
Net Asset Value Per Share—Investor Shares	$71.69

Admiral Shares—Net Assets
Applicable to 92,954,318 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	15,395,324
Net Asset Value Per Share—Admiral Shares	$165.62

See accompanying Notes, which are an integral part of the Financial Statements.

13

Capital Opportunity Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends[1]	168,411
Interest[2]	4,206
Securities Lending—Net	11,301
Total Income	183,918
Expenses
Investment Advisory Fees—Note B	38,631
The Vanguard Group—Note C
Management and Administrative—Investor Shares	3,071
Management and Administrative—Admiral Shares	18,252
Marketing and Distribution—Investor Shares	152
Marketing and Distribution—Admiral Shares	548
Custodian Fees	318
Auditing Fees	29
Shareholders’ Reports—Investor Shares	29
Shareholders’ Reports—Admiral Shares	59
Trustees’ Fees and Expenses	22
Total Expenses	61,111
Net Investment Income	122,807
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,576,998
Foreign Currencies	(153)
Realized Net Gain (Loss)	1,576,845
Change in Unrealized Appreciation (Depreciation)
Investment Securities[2]	1,059,775
Foreign Currencies	400
Change in Unrealized Appreciation (Depreciation)	1,060,175
Net Increase (Decrease) in Net Assets Resulting from Operations	2,759,827

1	Dividends are net of foreign withholding taxes of $2,734,000.

2	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $4,206,000, ($170,000), and $58,000, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Capital Opportunity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	122,807	151,605
Realized Net Gain (Loss)	1,576,845	1,012,978
Change in Unrealized Appreciation (Depreciation)	1,060,175	(2,114,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,759,827	(949,783)
Distributions[1]
Investor Shares	(111,496)	(176,547)
Admiral Shares	(986,047)	(1,503,798)
Total Distributions	(1,097,543)	(1,680,345)
Capital Share Transactions
Investor Shares	(338,204)	(95,511)
Admiral Shares	(713,366)	591,538
Net Increase (Decrease) from Capital Share Transactions	(1,051,570)	496,027
Total Increase (Decrease)	610,714	(2,134,101)
Net Assets
Beginning of Period	16,302,372	18,436,473
End of Period	16,913,086	16,302,372

1 Certain prior-period numbers have been reclassified to conform with the current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Capital Opportunity Fund

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$64.38	$75.87	$65.51	$54.99	$50.25
Investment Operations
Net Investment Income	.454[1]	.549[1]	.428[1]	.429[1]	.375
Net Realized and Unrealized Gain (Loss) on Investments	11.233	(5.116)	12.957	13.136	7.090
Total from Investment Operations	11.687	(4.567)	13.385	13.565	7.465
Distributions
Dividends from Net Investment Income	(.501)	(.473)	(.449)	(.370)	(.299)
Distributions from Realized Capital Gains	(3.876)	(6.450)	(2.576)	(2.675)	(2.426)
Total Distributions	(4.377)	(6.923)	(3.025)	(3.045)	(2.725)
Net Asset Value, End of Period	$71.69	$64.38	$75.87	$65.51	$54.99

Total Return[2]	18.52%	-5.01%	21.03%	25.77%	15.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,518	$1,684	$2,065	$2,182	$2,134
Ratio of Total Expenses to Average Net Assets	0.44%	0.44%	0.43%	0.44%	0.45%
Ratio of Net Investment Income to Average Net Assets	0.69%	0.84%	0.62%	0.73%	0.73%
Portfolio Turnover Rate	8%	6%	10%	9%	6%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Capital Opportunity Fund

Financial Highlights

Admiral Shares

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$148.73	$175.34	$151.28	$127.00	$116.06
Investment Operations
Net Investment Income	1.148[1]	1.374[1]	1.103[1]	1.084[1]	.965
Net Realized and Unrealized Gain (Loss) on Investments	25.968	(11.834)	29.937	30.333	16.366
Total from Investment Operations	27.116	(10.460)	31.040	31.417	17.331
Distributions
Dividends from Net Investment Income	(1.270)	(1.241)	(1.030)	(.962)	(.791)
Distributions from Realized Capital Gains	(8.956)	(14.909)	(5.950)	(6.175)	(5.600)
Total Distributions	(10.226)	(16.150)	(6.980)	(7.137)	(6.391)
Net Asset Value, End of Period	$165.62	$148.73	$175.34	$151.28	$127.00

Total Return[2]	18.60%	-4.95%	21.12%	25.86%	15.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,395	$14,618	$16,372	$13,621	$11,593
Ratio of Total Expenses to Average Net Assets	0.37%	0.37%	0.36%	0.37%	0.38%
Ratio of Net Investment Income to Average Net Assets	0.76%	0.91%	0.69%	0.80%	0.80%
Portfolio Turnover Rate	8%	6%	10%	9%	6%

1	Calculated based on average shares outstanding.

2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Capital Opportunity Fund

Notes to Financial Statements

Vanguard Capital Opportunity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.

Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

18

Capital Opportunity Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

19

Capital Opportunity Fund

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.  PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2020, the investment advisory fee represented an effective annual rate of 0.24% of the fund’s average net assets.

C.  In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $714,000, representing less than 0.01% of the fund’s net assets and 0.29% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

20

Capital Opportunity Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	16,045,612	373,936	—	16,419,548
Temporary Cash Investments	734,615	—	—	734,615
Total	16,780,227	373,936	—	17,154,163

E.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions and distributions in connection with fund share redemptions were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	112,388
Total Distributable Earnings (Loss)	(112,388)

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	85,270
Undistributed Long-Term Gains	1,416,436
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	9,353,159

21

Capital Opportunity Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	143,529	175,282
Long-Term Capital Gains	954,014	1,505,063
Total	1,097,543	1,680,345

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	7,801,316
Gross Unrealized Appreciation	10,345,565
Gross Unrealized Depreciation	(992,718)
Net Unrealized Appreciation (Depreciation)	9,352,847

F.  During the year ended September 30, 2020, the fund purchased $1,258,802,000 of investment securities and sold $3,186,795,000 of investment securities, other than temporary cash investments.

G.  Capital share transactions for each class of shares were:

			Year Ended September 30,
		2020		2019
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	148,331	2,318	189,938	2,962
Issued in Lieu of Cash Distributions	104,117	1,530	165,096	2,846
Redeemed	(590,652)	(8,839)	(450,545)	(6,862)
Net Increase (Decrease)—Investor Shares	(338,204)	(4,991)	(95,511)	(1,054)
Admiral Shares
Issued	593,798	3,877	619,486	4,131
Issued in Lieu of Cash Distributions	875,790	5,574	1,350,319	10,083
Redeemed	(2,182,954)	(14,782)	(1,378,267)	(9,297)
Net Increase (Decrease)—Admiral Shares	(713,366)	(5,331)	591,538	4,917

H.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

22

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Capital Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Capital Opportunity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

23

Special 2020 tax information (unaudited) for Vanguard Capital Opportunity Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,057,954,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $143,529,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and comanaging partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1110 112020

Annual Report | September 30, 2020 Vanguard Global Equity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1
Advisors’ Report	2
About Your Fund’s Expenses	6
Performance Summary	8
Financial Statements	10

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   Vanguard Global Equity Fund returned 15.10% for the 12 months ended September 30, 2020, surpassing the 10.44% return of its benchmark index, the MSCI All Country World Index.

•   Many stock market indexes around the world reached record highs in February, then plummeted as the coronavirus spread outside of China. Stocks strongly rebounded—though they faded somewhat in September—as the unprecedented scale of the response from policymakers, news of vaccine candidates and treatments, and the easing of some restrictions buoyed investors.

•   The fund beat its benchmark in every major global economic region in which it was invested. Stock selection was strongest in Europe, particularly in the United Kingdom. Holdings in Canada also significantly lifted returns.

•   Among sectors, the fund benefited most from its holdings in communication services, energy, and consumer discretionary. Health care and industrials also made solid contributions. The fund’s information technology and financial stocks were the only notable laggards.

•   For the decade ended September 30, 2020, the fund returned an annualized 10.12%, ahead of the benchmark’s 8.55% result.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

Advisors’ Report

For the fiscal year ended September 30, 2020, Vanguard Global Equity Fund returned 15.10%, outpacing the 10.44% result of its benchmark, the MSCI All Country World Index, which tracks stocks in about 50 developed and emerging markets. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table below presents the amount and percentage of fund assets that each advisor manages, as well as brief descriptions of their investment strategies. Each advisor has also prepared a discussion of the investment environment that existed during the past year and its effect on portfolio positioning. These comments were prepared on October 22, 2020.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

Charles Plowden,

Joint Senior Partner

and Lead Portfolio Manager

Malcolm MacColl,

Partner and Investment Manager,

Global Alpha Strategy

Spencer Adair, CFA,

Partner and Investment Manager,

Global Alpha Strategy

Vanguard Global Equity Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	49	3,369	A long-term, active, bottom-up investment approach is used to identify companies that can generate above-average growth in earnings and cash flow.
Marathon Asset Management LLP	48	3,254	A long-term and contrarian investment philosophy and process with a focus on industry capital cycle analysis and in-depth management assessment.
Cash Investments	3	186	These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

2

When a crisis hits, our first instinct is to do nothing. Human beings have a fight-or-flight response in dangerous situations, so doing very little is hard. But we have found in crises during our 112 years of investing at Baillie Gifford that churning the portfolio does not suit our long-term style of investing.

In the last five years or so, we have significantly reduced investments in cyclical companies. We had seen multi-year increases in sales and margin expansion with commensurate increases in profits, but we felt this virtual circle would not go on forever. We did not predict the pandemic, but the Global Equity Fund’s performance has been helped by reduced exposure to cyclical companies.

Performance has been further boosted by exposure to the two broad areas we continue to be enthusiastic about: Asian consumption and, in particular, technology. Top positive stock contributors over the period include Tesla, Shopify, Sea Ltd., Zillow, Meituan Dianping, Alibaba, and Teladoc. For all but one of these companies, share prices at least tripled in U.S. dollar terms. The exception was Alibaba, which generally has been one of the largest holdings during the period.

Sea Ltd. may be a less familiar name—it was a new purchase in early 2020. It is an early-stage leader in two separate vertical markets (in gaming, through Garena, and in e-commerce, through Shopee) in a region—Southeast Asia—that is in a very early stage of development. Sea Ltd. has exclusive rights to develop and distribute Tencent games across Southeast Asian markets and it develops its own gaming content.

Our instinct to do nothing does not mean we ignored the crisis developing around us. During March and April, we focused on the financial resilience of the holdings. This led us to sell one of the two oil exploration and production companies we owned (Apache) and sell or reduce three bank holdings (Bank of Ireland, ICICI, and Banco Bradesco). We used the proceeds to add to companies we already owned, such as Arthur J Gallagher, Alphabet, Ping An Insurance, Broadridge, Naspers, and Illumina.

We also sought out long-established companies whose shares were temporarily available at sale prices and made new investments in Estee Lauder, S&P Global, and adidas. We have admired all three companies for some time and felt this was a good time to initiate new positions. In areas of the market that have been significantly weakened by COVID-19 but that we think will bounce back, we took new positions: Booking Holdings (whose companies include Booking.com, Priceline.com, and OpenTable) and Lyft (where we think competitive pressures will abate). We added to Ryanair.

With many new opportunities opening up, portfolio turnover has risen but is still consistent with our minimum time horizon of five years. During the period, we sold

3

out of 21 holdings and made new purchases in 22. The new purchases represent a broad range by geography and end customer, and we continue to seek uncorrelated returns across the portfolio.

We seek to anticipate global change by searching for megatrends and then finding stocks that will benefit as those trends become embedded in the global economy. The age of disruption will not end because of the pandemic; indeed, it has been accelerated. This leaves the portfolio well-positioned for the future with a broad range of flexible companies that we think can negotiate a myriad of market conditions.

Marathon Asset Management LLP

Portfolio Managers:

Neil M. Ostrer,

Co-Head of Global Equity

William J. Arah,

Co-Head of Global Equity

At the heart of Marathon’s investment philosophy is the “capital cycle” approach to investing. Also critical to the investment outcome are the assessment of management and how it responds to incentives and the forces of the capital cycle. The investment philosophy is intrinsically contrarian. Given the long-term nature of the capital cycle, Marathon’s investment ideas generally require patience and, by industry standards, long holding periods.

Relative performance for the Marathon allocation of the Global Equity Fund over the period was challenged by stock-specific exposure in the United States. Specifically, that meant either not owning or being materially underweight in most of the FAANG stocks—Facebook, Amazon, Apple, Netflix, and Alphabet (formerly Google). These technology behemoths have earnings that generally are presumed to remain resilient as the COVID-19 pandemic and its knock-on economic consequences continue.

Significantly, overall equity market returns for the period have been highly concentrated in the share-price performance of these stocks. For example, not owning Apple (whose shares rose over 100% in U.S. dollar terms over the period) accounted for approximately 2% of negative relative performance.

Global equity markets have continued their V-shaped recovery following the lows near the end of March 2020. There has been much discussion about whether this rally is justified given the increase in valuation multiples, let alone the economic realities that hundreds of millions of people around the world face. But to some extent, the point is moot, because when economies emerge from recessions, valuations always appear inflated as markets anticipate a future recovery in earnings. As the next year unfolds, we will know whether markets were correct in anticipating such a steep recovery in profits.

4

The outlook, in other words, depends on earnings living up to expectations that have already been priced in. If this year marked the end of one market cycle and the beginning of a new one, then it would be highly unusual. Many of the valuation excesses of recent years—particularly in the technology sector—have not been unwound, but instead have extended even further. It is therefore no surprise that there is an onslaught of new initial public offerings as private companies seek to take advantage of high valuations in the public market.

Another noteworthy trend is the significant increase in launches of special purpose acquisition companies, or SPACs, which seek to take companies public.

Meanwhile, the disparity in performance has grown between growth and value stocks and large-capitalization and small-capitalization stocks.

There is, in short, a distinct fin de siècle feel to the market, particularly in the U.S. With large-caps outperforming small-caps by double digits so far this year and the large-cap universe becoming even more concentrated in the largest companies, Marathon’s firm conviction is that the investment pendulum will swing once again. We also are convinced that superior long-term returns are far more likely to come precisely from the end of the investing spectrum that is opposite to the trends now in vogue.

5

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

6

Six Months Ended September 30, 2020

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Equity Fund	3/31/2020	9/30/2020	Period
Based on Actual Fund Return	$1,000.00	$1,332.93	$2.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.85	2.17

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

7

Global Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Global Equity Fund	15.10%	11.92%	10.12%	$26,213
MSCI All Country World Index	10.44	10.30	8.55	22,712

See Financial Highlights for dividend and capital gains information.

8

Global Equity Fund

Fund Allocation

As of September 30, 2020

Communication Services	11.8%
Consumer Discretionary	16.4
Consumer Staples	8.9
Energy	1.4
Financials	16.2
Health Care	11.9
Industrials	10.6
Information Technology	16.2
Materials	5.2
Real Estate	1.2
Utilities	0.2

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

9

Global Equity Fund

Financial Statements

Schedule of Investments—Investments Summary

As of September 30, 2020

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) four times in each fiscal year. For the second and fourth quarters the complete list of the fund’s holdings is available on vanguard.com and on Form N-CSR, or you can have it mailed to you without charge by calling 800-662-7447. For the first and third quarters of each fiscal year, the complete list of the fund’s holdings is available as an exhibit to its reports on Form N-PORT. The fund’s Form N-CSR and Form N-PORT reports are available on the SEC’s website at www.sec.gov.

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
Common Stocks
Australia †		71,220	1.1%

Austria †		2,489	0.0%

Belgium †		1,391	0.0%

Brazil †		53,065	0.8%

Canada
* Shopify Inc. Class A	71,780	73,429	1.1%
Barrick Gold Corp.	1,681,887	47,278	0.7%
[1] Canada—Other †		112,112	1.6%
		232,819	3.4%

Chile †		5,887	0.1%

China
* Alibaba Group Holding Ltd. ADR	313,838	92,262	1.4%
* Meituan Dianping Class B	1,924,100	60,612	0.9%
Ping An Insurance Group Co. of China Ltd	4,468,000	46,382	0.7%
[1] China—Other †		108,947	1.5%
		308,203	4.5%

Colombia †		3,535	0.1%

Czech Republic †		1,583	0.0%

[1]Denmark †		54,675	0.8%

Finland †		8,332	0.1%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
France
Pernod Ricard SA	316,811	50,511	0.7%
France—Other †		90,256	1.4%
		140,767	2.1%
Germany
SAP SE	367,548	57,234	0.8%
* adidas AG	123,193	39,785	0.6%
Germany—Other †		82,928	1.2%
		179,947	2.6%

Greece †		14,787	0.2%

Hong Kong
AIA Group Ltd.	5,742,800	57,084	0.8%
Hong Kong—Other †		25,846	0.4%
		82,930	1.2%
India
[1] Reliance Industries Ltd. GDR	706,504	42,907	0.6%
India—Other †		71,465	1.1%
		114,372	1.7%

Indonesia †		5,984	0.1%

Ireland
* Ryanair Holdings plc ADR	761,205	62,236	0.9%
CRH plc	1,114,275	40,186	0.6%
§ Ireland—Other †		5,505	0.1%
		107,927	1.6%

Italy †		6,375	0.1%

Japan
SoftBank Group Corp.	1,051,200	65,043	1.0%
Olympus Corp.	2,853,300	59,336	0.9%
MS&AD Insurance Group Holdings Inc.	1,491,000	40,172	0.6%
Sysmex Corp.	388,200	37,144	0.5%
Japan—Other †		366,389	5.3%
		568,084	8.3%

Kenya †		2,417	0.0%

Malaysia †		1,543	0.0%

[1]Mexico †		30,554	0.5%

Netherlands
Unilever NV	1,081,864	65,699	1.0%
* Prosus NV	391,116	36,101	0.5%
[1] Netherlands—Other †		49,606	0.7%
		151,406	2.2%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
New Zealand †		1,302	0.0%

Norway †		48,805	0.7%

Peru †		1,495	0.0%

Philippines †		2,880	0.0%

Russia †		37,830	0.6%

Singapore
* Sea Ltd. ADR	362,988	55,915	0.8%
Singapore—Other †		12,193	0.2%
		68,108	1.0%

South Africa
* Naspers Ltd.	583,543	103,068	1.5%
South Africa—Other †		18,993	0.3%
		122,061	1.8%
South Korea
Samsung Electronics Co. Ltd.	983,468	48,824	0.7%
South Korea—Other †		29,098	0.4%
		77,922	1.1%

[1]Spain †		3,192	0.0%

Sweden †		90,949	1.3%

Switzerland
Nestle SA	346,663	41,257	0.6%
Cie Financiere Richemont SA (XVTX)	600,981	40,352	0.6%
Switzerland—Other †		72,793	1.1%
		154,402	2.3%
Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,451,577	82,014	1.2%
Taiwan—Other †		35,555	0.6%
		117,569	1.8%

Thailand †		6,124	0.1%

Turkey †		1,546	0.0%

United Kingdom
Prudential plc	4,304,010	61,756	0.9%
Reckitt Benckiser Group plc	390,148	38,042	0.6%
[1] United Kingdom—Other †		215,787	3.1%
		315,585	4.6%
United States
Communication Services
* Alphabet Inc. Class C	87,004	127,861	1.9%
* Facebook Inc. Class A	368,409	96,486	1.4%
* Zillow Group Inc. Class C	557,129	56,599	0.8%

Global Equity Fund

		Market	Percentage
		Value•	of Net
	Shares	($000)	Assets
* Alphabet Inc. Class A	36,488	53,477	0.8%
Communication Services—Other †		72,390	1.1%
		406,813	6.0%
Consumer Discretionary
* Amazon.com Inc.	45,428	143,040	2.1%
* Booking Holdings Inc.	53,892	92,192	1.4%
* Tesla Inc.	142,404	61,093	0.9%
Consumer Discretionary—Other †		147,261	2.1%
		443,586	6.5%
Consumer Staples
Archer-Daniels-Midland Co.	1,049,213	48,778	0.7%
Estee Lauder Cos. Inc. Class A	176,252	38,467	0.6%
Consumer Staples—Other †		177,513	2.6%
		264,758	3.9%

Energy †		22,517	0.3%

Financials
Moody’s Corp.	309,442	89,692	1.3%
Arthur J Gallagher & Co.	440,186	46,475	0.7%
* Berkshire Hathaway Inc. Class B	213,591	45,482	0.7%
* Markel Corp.	42,692	41,569	0.6%
Financials—Other †		332,913	4.9%
		556,131	8.2%
Health Care
Johnson & Johnson	553,405	82,391	1.2%
Anthem Inc.	282,748	75,943	1.1%
Thermo Fisher Scientific Inc.	121,405	53,603	0.8%
Merck & Co. Inc.	527,967	43,795	0.6%
* Teladoc Health Inc.	194,097	42,554	0.6%
* Alnylam Pharmaceuticals Inc.	248,583	36,194	0.5%
Health Care—Other †		194,827	3.0%
		529,307	7.8%
Industrials
CH Robinson Worldwide Inc.	382,161	39,053	0.6%
Industrials—Other †		249,010	3.7%
		288,063	4.3%
Information Technology
Oracle Corp.	1,430,849	85,422	1.3%
Mastercard Inc. Class A	232,027	78,465	1.2%
Microsoft Corp.	362,044	76,149	1.1%
Texas Instruments Inc.	320,746	45,799	0.7%
Intel Corp.	799,738	41,410	0.6%
Information Technology—Other †		313,878	4.6%
		641,123	9.5%

Materials †		124,986	1.8%

Real Estate †		59,647	0.9%
		3,336,931	49.2%
Total Common Stocks (Cost $4,821,409)		6,536,993	96.0%

Global Equity Fund

			Market	Percentage
			Value•	of Net
	Coupon	Shares	($000)	Assets
Temporary Cash Investments
Money Market Fund
[2,3] Vanguard Market Liquidity Fund	0.117%	2,862,362	286,236	4.2%

4 U.S. Government and Agency Obligations †			13,972	0.2%
Total Temporary Cash Investments (Cost $300,162)			300,208	4.4%
[5] Total Investments (Cost $5,121,571)			6,837,201	100.4%
Other Assets and Liabilities—Net			(27,845)	(0.4%)
Net Assets			6,809,356	100.0%

Cost is in $000.

•	See Note A in Notes to Financial Statements.

†	Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

*	Non-income-producing security.

§	Certain of the fund’s securities are valued using significant unobservable inputs.

1	Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $119,892,000, representing 1.8% of net assets.

2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

3	Collateral of $38,804,000 was received for securities on loan, of which $38,762,000 was held in Vanguard Market Liquidity Fund and $42,000 was held in cash.

4	Securities with a value of $13,972,000 have been segregated as initial margin for open futures contracts.

5	The total value of securities on loan is $36,093,000.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
				($000)
				Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2020	676	113,298	878
MSCI EAFE Index	December 2020	549	50,870	(1,200)
MSCI Emerging Market Index	December 2020	463	25,199	(177)
				(499)

  See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $4,835,382)	6,550,965
Affiliated Issuers (Cost $286,189)	286,236
Total Investments in Securities	6,837,201
Investment in Vanguard	293
Cash	176
Foreign Currency, at Value (Cost $3,786)	3,962
Cash Collateral Pledged—Futures Contracts	1,770
Receivables for Investment Securities Sold	5,527
Receivables for Accrued Income	12,169
Receivables for Capital Shares Issued	1,598
Variation Margin Receivable—Futures Contracts	1,021
Total Assets	6,863,717
Liabilities
Payables for Investment Securities Purchased	6,758
Collateral for Securities on Loan	38,804
Payables to Investment Advisors	3,594
Payables for Capital Shares Redeemed	4,145
Payables to Vanguard	772
Variation Margin Payable—Futures Contracts	288
Total Liabilities	54,361
Net Assets	6,809,356

At September 30, 2020, net assets consisted of:

Paid-in Capital	4,912,462
Total Distributable Earnings (Loss)	1,896,894
Net Assets	6,809,356

Net Assets
Applicable to 204,454,424 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	6,809,356
Net Asset Value Per Share	$33.31

  See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[1]	92,866
Dividends—Affiliated Issuers	318
Interest—Unaffiliated Issuers	74
Interest—Affiliated Issuers	2,255
Securities Lending—Net	795
Total Income	96,308
Expenses
Investment Advisory Fees—Note B
Basic Fee	15,308
Performance Adjustment	(205)
The Vanguard Group—Note C
Management and Administrative	13,393
Marketing and Distribution	661
Custodian Fees	233
Auditing Fees	42
Shareholders’ Reports	87
Trustees’ Fees and Expenses	11
Total Expenses	29,530
Net Investment Income	66,778
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	134,591
Investment Securities Sold—Affiliated Issuers	(2,651)
Futures Contracts	21,815
Forward Currency Contracts	(306)
Foreign Currencies	669
Realized Net Gain (Loss)	154,118
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers	669,184
Investment Securities—Affiliated Issuers	(247)
Futures Contracts	(348)
Forward Currency Contracts	340
Foreign Currencies	529
Change in Unrealized Appreciation (Depreciation)	669,458
Net Increase (Decrease) in Net Assets Resulting from Operations	890,354

1	Dividends are net of foreign withholding taxes of $5,804,000.

  See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	66,778	141,167
Realized Net Gain (Loss)	154,118	268,766
Change in Unrealized Appreciation (Depreciation)	669,458	(215,960)
Net Increase (Decrease) in Net Assets Resulting from Operations	890,354	193,973
Distributions[1]
Total Distributions	(418,327)	(386,944)
Capital Share Transactions
Issued	877,776	1,495,387
Issued in Lieu of Cash Distributions	381,376	360,512
Redeemed	(1,434,400)	(919,403)
Net Increase (Decrease) from Capital Share Transactions	(175,248)	936,496
Total Increase (Decrease)	296,779	743,525
Net Assets
Beginning of Period	6,512,577	5,769,052
End of Period	6,809,356	6,512,577

1	Certain prior-period numbers have been reclassified to conform with the current-period presentation.

  See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$30.75	$32.62	$29.98	$25.18	$22.85
Investment Operations
Net Investment Income	.312[1]	.700[1,2]	.426[1]	.351[1]	.385
Net Realized and Unrealized Gain (Loss) on Investments	4.219	(.354)	2.618	4.823	2.350
Total from Investment Operations	4.531	.346	3.044	5.174	2.735
Distributions
Dividends from Net Investment Income	(.742)	(.416)	(.404)	(.374)	(.405)
Distributions from Realized Capital Gains	(1.229)	(1.800)	—	—	—
Total Distributions	(1.971)	(2.216)	(.404)	(.374)	(.405)
Net Asset Value, End of Period	$33.31	$30.75	$32.62	$29.98	$25.18

Total Return[3]	15.10%	2.19%	10.22%	20.85%	12.11%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,809	$6,513	$5,769	$5,387	$4,515
Ratio of Total Expenses to Average Net Assets[4]	0.45%	0.48%	0.48%	0.48%	0.51%
Ratio of Net Investment Income to Average Net Assets	1.02%	2.35%[2]	1.34%	1.30%	1.61%
Portfolio Turnover Rate	22%	49%	40%	47%	45%

1	Calculated based on average shares outstanding.

2	Net investment income per share and the ratio of net investment income to average net assets include $.200 and 0.67%, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.

3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

4	Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.02%, 0.02%, 0.02%, and 0.05%.

  See accompanying Notes, which are an integral part of the Financial Statements.

Global Equity Fund

Notes to Financial Statements

Vanguard Global Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin

Global Equity Fund

requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on forward currency contracts.

During the year ended September 30, 2020, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The fund had no open forward currency contracts at September 30, 2020.

Global Equity Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

Global Equity Fund

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Taxes on foreign dividends and capital gains have been provided for in accordance with the fund’s understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. The fund has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Such tax reclaims received during the year, if any, are included in dividend income. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

B.   The investment advisory firms Baillie Gifford Overseas Ltd. and Marathon Asset Management LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Marathon Asset Management LLP are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended September 30, 2020, the aggregate investment advisory fee represented an effective annual basic rate of 0.23% of the fund’s average net assets, before a decrease of $205,000 (less than 0.01%) based on performance.

C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Global Equity Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $293,000, representing less than 0.01% of the fund’s net assets and 0.12% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks—International	676,865	2,523,197	—	3,200,062
Common Stocks—United States	3,336,778	153	—	3,336,931
Temporary Cash Investments	286,236	13,972	—	300,208
Total	4,299,879	2,537,322	—	6,837,201
Derivative Financial Instruments
Assets
Futures Contracts[1]	1,021	—	—	1,021
Liabilities
Futures Contracts[1]	288	—	—	288

1 Represents variation margin on the last day of the reporting period.

Global Equity Fund

E.   At September 30, 2020, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Variation Margin Receivable—Futures Contracts	1,021	—	1,021
Unrealized Appreciation—Forward Currency Contracts	—	—	—
Total Assets	1,021	—	1,021

Variation Margin Payable—Futures Contracts	288	—	288
Unrealized Depreciation—Forward Currency Contracts	—	—	—
Total Liabilities	288	—	288

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2020, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	21,815	—	21,815
Forward Currency Contracts	—	(306)	(306)
Realized Net Gain (Loss) on Derivatives	21,815	(306)	21,509

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(348)	—	(348)
Forward Currency Contracts	—	340	340
Change in Unrealized Appreciation (Depreciation) on Derivatives	(348)	340	(8)

F.   Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions, passive foreign investment companies, adjustments in connection with fund share redemptions, and tax expense on capital gains were reclassified between the following accounts:

Amount
($000)
Paid-in Capital	(22,517)
Total Distributable Earnings (Loss)	22,517

Global Equity Fund

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the recognition of unrealized gains from passive foreign investment companies. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	67,214
Undistributed Long-Term Gains	120,498
Capital Loss Carryforwards	—
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	1,709,182

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	157,454	72,598
Long-Term Capital Gains	260,873	314,346
Total	418,327	386,944

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	5,128,196
Gross Unrealized Appreciation	2,066,596
Gross Unrealized Depreciation	(357,591)
Net Unrealized Appreciation (Depreciation)	1,709,005

G.  During the year ended September 30, 2020, the fund purchased $1,382,676,000 of investment securities and sold $1,884,661,000 of investment securities, other than temporary cash investments.

Global Equity Fund

H.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	28,768	52,576
Issued in Lieu of Cash Distributions	12,107	13,666
Redeemed	(48,231)	(31,277)
Net Increase (Decrease) in Shares Outstanding	(7,356)	34,965

I.    Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:

		Current Period Transactions
	Sept. 30,		Proceeds	Realized	Change			Sept. 30,
	2019		from	Net	in Net		Capital Gain	2020
	Market	Purchases	Securities	Gain	Unrealized		Distributions	Market
	Value	at Cost	Sold	(Loss)	App. (Dep.)	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard FTSE Emerging Markets ETF	22,910	—	19,998	(2,653)	(259)	318	—	—
Vanguard Market Liquidity Fund	291,792	NA1	NA1	2	12	2,255	—	286,236
Total	314,702			(2,651)	(247)	2,573	—	286,236

1 Not applicable—purchases and sales are for temporary cash investment purposes.

J.   Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary, of Vanguard Global Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

Special 2020 tax information (unaudited) for Vanguard Global Equity Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $260,873,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $117,933,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 26.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. Q1290 112020

Annual Report | September 30, 2020 Vanguard Strategic Small-Cap Equity Fund

See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.

Contents

Your Fund’s Performance at a Glance	1

Advisor’s Report	2

About Your Fund’s Expenses	4

Performance Summary	6

Financial Statements	8

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance

•   Vanguard Strategic Small-Cap Equity Fund returned –5.55% for the 12 months ended September 30, 2020. The fund lagged its benchmark index, which returned –0.58%. The broad U.S. stock market as measured by the Russell 3000 Index returned 15.00% for the period.

•   After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets until September, when investor sentiment soured a little.

•   Large-capitalization stocks outpaced mid- and small-caps, and growth stocks again returned more than value stocks.

•   Seven of the 11 industry sectors in the fund detracted from relative performance. Energy, communication services, financials, and information technology were the sole contributors. Health care, consumer discretionary, and industrials were the biggest detractors.

•   For the 10 years ended September 30, the fund posted an average annual return of 9.78%. This result was below that of its benchmark (+10.32%).

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15

CPI
Consumer Price Index	1.37%	1.79%	1.81%

1

Advisor’s Report

For the 12 months ended September 30, 2020, Vanguard Strategic Small-Cap Equity Fund returned –5.55%. It lagged its benchmark, the MSCI US Small Cap 1750 Index, which returned –0.58%.

Investment environment

After a sharp, pandemic-related decline earlier in 2020, global stocks began a rebound in March that continued into the third quarter. Massive fiscal and monetary support from governments and central banks, signs of economic healing, and reported progress toward a COVID-19 vaccine all buoyed the markets. Investor sentiment soured and volatility returned in September, though, amid stretched valuations in the technology sector, a resurgence in coronavirus infections in some regions, and dimmer chances of a new government aid package in the United States.

In the United States, where the fund concentrates its holdings, large-capitalization stocks outpaced mid- and small-caps, and growth stocks again returned more than value stocks.

In the global bond market, the pandemic led to a wave of issuance, which drove up supply, but demand held up fairly well. Yields ended the quarter little changed.

Investment objective and strategy

Although we consider it important to understand how overall performance is affected by macro factors, our approach to investing focuses on specific fundamentals. We compare stocks within industry groups to identify those we believe will outperform over time.

Our strict quantitative approach evaluates a stock’s attractiveness based on five key characteristics: high quality, with healthy balance sheets and steady cash flow generation; effective management decisions, including sound investment policies that favor internal over external funding; consistent earnings growth, with the ability to grow earnings year after year; strong market sentiment, or market confirmation of our view; and reasonable valuation, focused on avoiding overpriced stocks.

Using these five themes, we generate a daily composite stock ranking, seeking to capitalize on market inefficiencies. We then monitor our portfolio based on those rankings and adjust when appropriate to maximize expected returns and minimize exposure to risks that our research indicates don’t improve returns (such as industry selection and other risks relative to the benchmark).

2

Our successes and shortfalls

Our momentum and value models aided relative performance, but our management decisions, quality, and growth models more than offset those advantages. At the sector level, four of the 11 industry sectors helped performance. Energy, communication services, and financials were the top contributors. Health care, consumer discretionary, and industrials were the biggest detractors.

The portfolio benefited from overweights to Advanced Micro Devices, Synaptics, and Five9 in information technology and Quidel and STAAR Surgical in health care. The greatest shortfalls came from overweights to Triumph Group in industrials, CoreCivic and SITE Centers in real estate, and MGIC Investment in financials. An underweight position in health care company Teledoc also hurt results.

We believe that the Strategic Small-Cap Equity Fund offers a strong mix of stocks with attractive valuations and growth characteristics relative to its benchmark. Although we recognize that risk can reward or punish us over the near term, we believe that constructing a portfolio that emphasizes our key fundamentals through different market environments will benefit investors over the long term.

We thank you for your investment and look forward to the coming fiscal year.

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of Alpha Equity Investments

Vanguard Quantitative Equity Group

October 19, 2020

3

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

•   Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•   Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

4

Six Months Ended September 30, 2020
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Strategic Small-Cap Equity Fund	3/31/2020	9/30/2020	Period
Based on Actual Fund Return	$1,000.00	$1,318.52	$1.51
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.70	1.32

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.26%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/366).

5

Strategic Small-Cap Equity Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2010, Through September 30, 2020

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2020
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Strategic Small-Cap Equity Fund	-5.55%	4.82%	9.78%	$25,430
MSCI US Small Cap 1750 Index	-0.58	7.92	10.32	26,694
Dow Jones U.S. Total Stock Market Float Adjusted Index	14.77	13.60	13.43	35,263

See Financial Highlights for dividend and capital gains information.

6

Strategic Small-Cap Equity Fund

Fund Allocation

As of September 30, 2020

Communication Services	2.7%
Consumer Discretionary	12.6
Consumer Staples	3.8
Energy	2.2
Financials	14.4
Health Care	16.5
Industrials	16.7
Information Technology	16.4
Materials	4.1
Real Estate	7.8
Utilities	2.8

The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

7

Strategic Small-Cap Equity Fund

Financial Statements

Schedule of Investments

As of September 30, 2020

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)
Communication Services (2.7%)
*	Consolidated Communications Holdings Inc.	816,718	4,647
*	Zynga Inc. Class A	303,337	2,766
*	Bandwidth Inc. Class A	15,744	2,748
*	ANGI Homeservices Inc. Class A	210,399	2,334
*	Lions Gate Entertainment Corp. Class A	237,118	2,248
*	Glu Mobile Inc.	241,837	1,856
*	Eventbrite Inc. Class A	168,575	1,829
*	Cars.com Inc.	212,715	1,719
*	MSG Networks Inc.	169,999	1,627
*	TechTarget Inc.	25,910	1,139
*	Boingo Wireless Inc.	105,315	1,074
*	Vonage Holdings Corp.	94,794	970
*	AMC Networks Inc. Class A	38,843	960
*	EverQuote Inc. Class A	21,631	836
*	Gray Television Inc.	18,987	261
*	iHeartMedia Inc. Class A	31,733	258
	Loral Space & Communications Inc.	12,929	236
*	Cardlytics Inc.	3,141	222
*,^	Gogo Inc.	12,307	114
			27,844
Consumer Discretionary (12.6%)
*	TRI Pointe Group Inc.	390,140	7,077
*	Meritage Homes Corp.	61,332	6,770
*	frontdoor Inc.	161,122	6,269
	Brunswick Corp.	101,704	5,991
	Papa John’s International Inc.	70,915	5,835
	Rent-A-Center Inc.	185,591	5,547
*	TopBuild Corp.	25,832	4,409
	Wingstop Inc.	30,874	4,219
*	Planet Fitness Inc. Class A	68,070	4,194
	Shutterstock Inc.	73,331	3,816
*	Asbury Automotive Group Inc.	34,674	3,379
*	American Axle & Manufacturing Holdings Inc.	553,985	3,197
*	Stamps.com Inc.	12,525	3,018
	Big Lots Inc.	64,935	2,896
*	Murphy USA Inc.	22,064	2,830
*	Skyline Champion Corp.	104,752	2,804
*	Gentherm Inc.	67,726	2,770
*	Rh	7,228	2,766
*	Hibbett Sports Inc.	67,989	2,667
	Thor Industries Inc.	27,082	2,580
*	Penn National Gaming Inc.	33,540	2,438
	Aaron’s Inc.	37,842	2,144
	Camping World Holdings Inc. Class A	70,821	2,107
	H&R Block Inc.	127,109	2,071
	Kontoor Brands Inc.	84,942	2,056
*	Laureate Education Inc. Class A	148,191	1,968
	ODP Corp.	96,925	1,885
	PetMed Express Inc.	51,393	1,625
*	Perdoceo Education Corp.	129,470	1,585
*	iRobot Corp.	20,715	1,572
*	El Pollo Loco Holdings Inc.	90,652	1,469
*	Scientific Games Corp.	41,807	1,459
*	Dorman Products Inc.	15,852	1,433
*	Del Taco Restaurants Inc.	154,789	1,269
	Ruth’s Hospitality Group Inc.	101,177	1,119
	Wendy’s Co.	49,224	1,097
*	Tupperware Brands Corp.	51,594	1,040
	Strategic Education Inc.	10,974	1,004
*	WW International Inc.	47,560	897
*	Red Robin Gourmet Burgers Inc.	64,990	855
*,^	GameStop Corp. Class A	79,625	812
*	At Home Group Inc.	54,599	811
*	Carrols Restaurant Group Inc.	124,557	803

8

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	1-800-Flowers.com Inc. Class A	31,672	790
*	MarineMax Inc.	30,766	790
*	Universal Electronics Inc.	20,458	772
	Williams-Sonoma Inc.	8,366	757
*	AutoNation Inc.	14,206	752
*	Malibu Boats Inc. Class A	13,854	687
*	Grand Canyon Education Inc.	8,324	665
*	Fiesta Restaurant Group Inc.	68,490	642
	Shoe Carnival Inc.	18,610	625
*	Lovesac Co.	22,526	624
*	Tempur Sealy International Inc.	6,400	571
	Bloomin’ Brands Inc.	33,245	508
*	M/I Homes Inc.	9,566	441
*	American Public Education Inc.	14,104	398
*	Adtalem Global Education Inc.	16,019	393
*	Sleep Number Corp.	7,859	384
*	Chuy’s Holdings Inc.	18,146	355
	Dine Brands Global Inc.	6,110	334
*	MasterCraft Boat Holdings Inc.	17,506	306
*	Genesco Inc.	13,804	297
*	Veoneer Inc.	19,746	290
*	Cavco Industries Inc.	1,590	287
*	Accel Entertainment Inc. Class A	22,298	239
*	Adient plc	12,928	224
*	Chegg Inc.	3,126	223
*	Mattel Inc.	18,685	219
*	Michaels Cos. Inc.	20,226	195
*	Conn’s Inc.	18,059	191
	Movado Group Inc.	18,895	188
*	Houghton Mifflin Harcourt Co.	76,581	133
			129,833
Consumer Staples (3.8%)
	Coca-Cola Consolidated Inc.	27,105	6,523
	John B Sanfilippo & Son Inc.	71,690	5,404
*	Edgewell Personal Care Co.	188,628	5,259
	Ingles Markets Inc. Class A	120,823	4,596
*	TreeHouse Foods Inc.	108,091	4,381
*	BJ’s Wholesale Club Holdings Inc.	85,192	3,540
*	Hain Celestial Group Inc.	84,558	2,900
^	B&G Foods Inc.	82,272	2,285
*	elf Beauty Inc.	48,863	897
*	USANA Health Sciences Inc.	9,639	710
	SpartanNash Co.	36,017	589
*	United Natural Foods Inc.	28,450	423
*	Sprouts Farmers Market Inc.	19,906	417
	Weis Markets Inc.	7,896	379
*,^	Rite Aid Corp.	33,941	322
*	Central Garden & Pet Co.	5,803	232
			38,857
Energy (2.2%)
*	Renewable Energy Group Inc.	55,476	2,964
	World Fuel Services Corp.	101,547	2,152
*	Green Plains Inc.	136,372	2,111
	Range Resources Corp.	312,648	2,070
	Targa Resources Corp.	103,564	1,453
*	CONSOL Energy Inc.	297,355	1,317
*	Magnolia Oil & Gas Corp. Class A	251,779	1,302
	Arch Coal Inc. Class A	29,414	1,249
	International Seaways Inc.	65,489	957
*	REX American Resources Corp.	13,944	915
	Antero Midstream Corp.	151,922	816
	DMC Global Inc.	21,695	715
	CVR Energy Inc.	48,069	595
	EQT Corp.	36,393	471
*	Oceaneering International Inc.	128,290	452
	Equitrans Midstream Corp.	53,135	449
	EnLink Midstream LLC	186,520	438
*	CNX Resources Corp.	45,004	425
*	W&T Offshore Inc.	198,752	358
	Nabors Industries Ltd.	9,657	236
*	Diamond S Shipping Inc.	33,159	228
*	Dorian LPG Ltd.	25,727	206
*	Southwestern Energy Co.	85,289	200
*	Antero Resources Corp.	65,156	179
	Ovintiv Inc.	21,491	175
	Cactus Inc.	6,319	121
*	Oil States International Inc.	13,251	36
			22,590
Financials (14.3%)
	Primerica Inc.	72,112	8,159
	Hanover Insurance Group Inc.	75,789	7,062
	International Bancshares Corp.	226,652	5,907
	Federal Agricultural Mortgage Corp. Class C	90,467	5,759
	LPL Financial Holdings Inc.	74,080	5,680
	FNB Corp.	757,605	5,137

9

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Hilltop Holdings Inc.	247,147	5,086
	CNO Financial Group Inc.	313,055	5,021
	Radian Group Inc.	336,735	4,920
	Brightsphere Investment Group Inc.	366,598	4,729
*	Cannae Holdings Inc.	111,946	4,171
	Associated Banc-Corp	312,795	3,947
*	NMI Holdings Inc. Class A	212,898	3,790
	Flagstar Bancorp Inc.	121,317	3,595
	OFG Bancorp	264,145	3,291
*	Enova International Inc.	185,100	3,034
	Universal Insurance Holdings Inc.	218,341	3,022
	Cohen & Steers Inc.	54,068	3,014
	Umpqua Holdings Corp.	274,359	2,914
	Navient Corp.	322,892	2,728
	First Citizens BancShares Inc. Class A	8,388	2,674
	Virtu Financial Inc.Class A	115,088	2,648
	Nelnet Inc. Class A	42,595	2,566
	First Financial Bankshares Inc.	86,049	2,402
	Artisan Partners Asset Management Inc.Class A	61,242	2,388
	Westamerica BanCorp	43,172	2,346
	First Midwest Bancorp Inc.	202,498	2,183
	Interactive Brokers Group Inc.	44,321	2,142
	Federated Hermes Inc.Class B	90,934	1,956
	Banner Corp.	59,977	1,935
	American Equity Investment Life Holding Co.	87,189	1,917
	CVB Financial Corp.	112,480	1,870
	PennyMac Financial Services Inc.	32,114	1,866
	Bank of Hawaii Corp.	35,514	1,794
	Walker & Dunlop Inc.	32,677	1,732
*	Mr Cooper Group Inc.	64,146	1,432
	Waddell & Reed Financial Inc. Class A	96,251	1,429
	First Hawaiian Inc.	98,340	1,423
	S&T Bancorp Inc.	80,434	1,423
	First BanCorp	219,368	1,145
	Pinnacle Financial Partners Inc.	32,093	1,142
*	Palomar Holdings Inc.	9,778	1,019
	Popular Inc.	27,564	1,000
*	Encore Capital Group Inc.	25,264	975
	MGIC Investment Corp.	108,511	961
*	Focus Financial Partners Inc. Class A	29,272	960
*	Brighthouse Financial Inc.	34,386	925
	Mercury General Corp.	21,560	892
	First Financial Bancorp	70,745	849
	B Riley Financial Inc.	33,621	842
	Prosperity Bancshares Inc.	15,158	786
*	eHealth Inc.	9,900	782
	Cowen Inc. Class A	44,981	732
	South State Corp.	14,944	720
	Columbia Banking System Inc.	27,383	653
	Curo Group Holdings Corp.	76,319	538
	Great Western Bancorp Inc.	39,812	496
*	Donnelley Financial Solutions Inc.	32,378	433
	UMB Financial Corp.	8,730	428
	Old National Bancorp	32,257	405
	BancFirst Corp.	9,371	383
	First Interstate BancSystem Inc. Class A	11,145	355
	Safety Insurance Group Inc.	4,301	297
*	Blucora Inc.	24,166	228
	Employers Holdings Inc.	7,056	213
*	StoneX Group Inc.	3,732	191
	Community Bank System Inc.	2,655	145
			147,587
Health Care (16.5%)
*	Medpace Holdings Inc.	68,941	7,704
*	PRA Health Sciences Inc.	65,388	6,633
*	Charles River Laboratories International Inc.	27,188	6,157
*,^	AMAG Pharmaceuticals Inc.	583,273	5,483
	Patterson Cos. Inc.	226,681	5,464
	Bruker Corp.	137,385	5,461
*	Veeva Systems Inc.Class A	19,154	5,386
*	MEDNAX Inc.	315,977	5,144
*	Tenet Healthcare Corp.	202,385	4,960
*	Prestige Consumer Healthcare Inc.	131,870	4,803
*	Quidel Corp.	21,340	4,682
*	Inovalon Holdings Inc.Class A	176,224	4,661
*	Enanta Pharmaceuticals Inc.	98,518	4,510
*	Novocure Ltd.	32,919	3,664
*	LHC Group Inc.	16,075	3,417
*	Allscripts Healthcare Solutions Inc.	399,661	3,253
*	Select Medical Holdings Corp.	150,680	3,137

10

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Iovance Biotherapeutics Inc.	91,882	3,025
	Ensign Group Inc.	51,276	2,926
*	Pacific Biosciences of California Inc.	296,258	2,924
*	Ironwood Pharmaceuticals Inc. Class A	324,801	2,922
*	Novavax Inc.	26,655	2,888
*	Retrophin Inc.	153,215	2,828
*	Acceleron Pharma Inc.	23,567	2,652
*	Covetrus Inc.	106,013	2,587
*	Emergent BioSolutions Inc.	24,439	2,525
*,^	Esperion Therapeutics Inc.	66,925	2,488
*	CRISPR Therapeutics AG	28,583	2,391
*	Puma Biotechnology Inc.	227,827	2,299
*	Minerva Neurosciences Inc.	679,261	2,160
	Luminex Corp.	78,272	2,055
*	Pennant Group Inc.	49,377	1,904
*	GenMark Diagnostics Inc.	132,709	1,884
*	ImmunoGen Inc.	509,761	1,835
*	Tivity Health Inc.	130,627	1,831
*	Cytokinetics Inc.	80,039	1,733
*	Alkermes plc	102,901	1,705
*	Agios Pharmaceuticals Inc.	47,503	1,663
*	Integer Holdings Corp.	27,028	1,595
*	Natera Inc.	20,848	1,506
*	Eidos Therapeutics Inc.	28,340	1,432
*	Myriad Genetics Inc.	101,746	1,327
*	Bioxcel Therapeutics Inc.	30,376	1,317
*	Denali Therapeutics Inc.	35,780	1,282
*	Deciphera Pharmaceuticals Inc.	24,890	1,277
*	Meridian Bioscience Inc.	68,224	1,158
*	iRhythm Technologies Inc.	4,841	1,153
*	Community Health Systems Inc.	272,674	1,151
*	CorVel Corp.	13,469	1,151
*	Reata Pharmaceuticals Inc. Class A	11,692	1,139
*	Voyager Therapeutics Inc.	102,911	1,098
*	Agenus Inc.	273,398	1,094
*,^	Inovio Pharmaceuticals Inc.	94,266	1,093
*	Blueprint Medicines Corp.	10,395	964
*	BioCryst Pharmaceuticals Inc.	266,950	917
*	Xencor Inc.	22,626	878
	US Physical Therapy Inc.	8,264	718
*	Vanda Pharmaceuticals Inc.	73,545	710
*	AnaptysBio Inc.	47,715	704
	Computer Programs and Systems Inc.	23,856	659
*	Kiniksa Pharmaceuticals Ltd. Class A	42,912	657
*	Magellan Health Inc.	8,134	616
*	Molecular Templates Inc.	55,622	607
*	Nektar Therapeutics Class A	35,075	582
*,^	Precigen Inc.	154,971	542
*	CytomX Therapeutics Inc.	73,273	487
	National HealthCare Corp.	7,339	457
*	Fulgent Genetics Inc.	11,329	454
*,^	Co-Diagnostics Inc.	31,418	427
*	Zynex Inc.	23,477	410
	Chemed Corp.	850	408
*	BioTelemetry Inc.	8,600	392
*	Surgery Partners Inc.	17,625	386
*	GlycoMimetics Inc.	115,836	356
*,^	Clovis Oncology Inc.	60,066	350
*	OPKO Health Inc.	82,054	303
*	MacroGenics Inc.	11,851	299
*,^	Accelerate Diagnostics Inc.	26,425	282
*,^	Acorda Therapeutics Inc.	490,267	252
*	Syros Pharmaceuticals Inc.	28,048	248
*	Apollo Medical Holdings Inc.	13,660	245
*	Amneal Pharmaceuticals Inc.	61,720	239
*	Myovant Sciences Ltd.	16,878	237
*	Spectrum Pharmaceuticals Inc.	58,117	237
*	Haemonetics Corp.	2,670	233
*	AngioDynamics Inc.	18,900	228
*	Editas Medicine Inc.	7,412	208
*	Radius Health Inc.	17,910	203
*	OraSure Technologies Inc.	15,800	192
*	Akebia Therapeutics Inc.	75,680	190
*	Assembly Biosciences Inc.	10,232	168
*	HealthStream Inc.	8,033	161
*	Constellation Pharmaceuticals Inc.	7,176	145
*	Teladoc Health Inc.	400	88
*	Brookdale Senior Living Inc.	17,063	43
			169,399
Industrials (16.6%)
*	Generac Holdings Inc.	47,467	9,192
	Rush Enterprises Inc.Class A	143,327	7,244
*	Builders FirstSource Inc.	196,821	6,420
*	GMS Inc.	264,858	6,383
	UFP Industries Inc.	112,464	6,355
	Tetra Tech Inc.	66,166	6,319
	Triton International Ltd.	155,358	6,318

11

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
	Kforce Inc.	178,067	5,728
*	MasTec Inc.	133,846	5,648
*	Aerojet Rocketdyne Holdings Inc.	120,486	4,806
*	Echo Global Logistics Inc.	181,596	4,680
*	Atkore International Group Inc.	197,188	4,482
*	Foundation Building Materials Inc.	281,685	4,428
	ArcBest Corp.	140,207	4,355
*	FTI Consulting Inc.	39,353	4,170
	Ennis Inc.	238,271	4,155
	MSC Industrial Direct Co. Inc. Class A	60,301	3,816
	Landstar System Inc.	27,836	3,493
*	Colfax Corp.	109,430	3,432
	Franklin Electric Co. Inc.	57,344	3,374
*	American Woodmark Corp.	36,174	2,841
	Steelcase Inc. Class A	278,301	2,814
*	Aecom	64,426	2,696
	Applied Industrial Technologies Inc.	46,636	2,570
	Deluxe Corp.	99,325	2,556
	Acuity Brands Inc.	23,347	2,390
	EMCOR Group Inc.	33,186	2,247
	Terex Corp.	113,666	2,201
*	Stericycle Inc.	32,861	2,072
	Mueller Industries Inc.	68,326	1,849
	Enerpac Tool Group Corp.Class A	95,837	1,803
*	Vicor Corp.	20,927	1,627
	Schneider National Inc.Class B	64,427	1,593
*	Masonite International Corp.	15,789	1,554
*	Atlas Air Worldwide Holdings Inc.	24,578	1,497
	McGrath RentCorp	24,605	1,466
	Astec Industries Inc.	25,759	1,397
	Maxar Technologies Inc.	55,172	1,376
*	SiteOne Landscape Supply Inc.	11,231	1,370
*	Herc Holdings Inc.	33,862	1,341
*	Gibraltar Industries Inc.	20,481	1,334
*	Dycom Industries Inc.	24,128	1,274
*	Hub Group Inc. Class A	24,711	1,240
*	Ameresco Inc. Class A	35,872	1,198
	Armstrong World Industries Inc.	17,323	1,192
*	Sunrun Inc.	15,125	1,166
	Primoris Services Corp.	61,973	1,118
*	Cornerstone Building Brands Inc.	134,312	1,072
*	Tutor Perini Corp.	96,115	1,070
	Exponent Inc.	13,848	997
	Lindsay Corp.	10,076	974
	Brink’s Co.	22,171	911
	Argan Inc.	21,672	908
	Kelly Services Inc. Class A	52,919	902
	Werner Enterprises Inc.	21,023	883
	Kaman Corp.	21,722	846
^	ADT Inc.	99,083	809
	ABM Industries Inc.	19,862	728
	Covanta Holding Corp.	92,416	716
	Wabash National Corp.	51,287	613
	ManpowerGroup Inc.	8,300	609
	Pitney Bowes Inc.	113,017	600
*	SPX Corp.	12,799	594
*	JELD-WEN Holding Inc.	24,521	554
*	Beacon Roofing Supply Inc.	16,676	518
*	Great Lakes Dredge &Dock Corp.	53,477	509
	Watsco Inc.	2,049	477
	Herman Miller Inc.	14,110	426
	Quad/Graphics Inc.	135,304	410
	KAR Auction Services Inc.	25,892	373
	CAI International Inc.	11,783	324
	Matthews International Corp. Class A	14,064	314
*	Upwork Inc.	16,841	294
*	Daseke Inc.	53,018	285
	Fluor Corp.	30,900	272
	National Presto Industries Inc.	2,498	204
	Albany International Corp.Class A	1,952	97
*	Avis Budget Group Inc.	3,668	97
			170,966
Information Technology (16.3%)
	SYNNEX Corp.	65,197	9,131
*	Manhattan Associates Inc.	85,455	8,160
*	Synaptics Inc.	96,036	7,723
	Jabil Inc.	222,681	7,629
*	Workiva Inc. Class A	129,655	7,230
	TTEC Holdings Inc.	131,942	7,197
	Booz Allen Hamilton Holding Corp. Class A	78,920	6,549
	ManTech International Corp. Class A	93,576	6,445
*	Lumentum Holdings Inc.	81,492	6,122
*	CACI International Inc. Class A	28,277	6,028
	Avnet Inc.	205,354	5,306
*	Amkor Technology Inc.	419,270	4,696
*	Cirrus Logic Inc.	64,884	4,376
*	Five9 Inc.	33,573	4,354
*,^	SunPower Corp.	337,424	4,221

12

Strategic Small-Cap Equity Fund

			Market
			Value•
		Shares	($000)
*	Domo Inc.	109,384	4,193
	Perspecta Inc.	213,487	4,152
*	Box Inc.	235,425	4,087
*	Advanced Micro Devices Inc.	45,731	3,749
*	Fastly Inc. Class A	36,813	3,449
*	SolarEdge Technologies Inc.	14,372	3,426
*	Nuance Communications Inc.	99,159	3,291
*	Avaya Holdings Corp.	201,251	3,059
*	Enphase Energy Inc.	36,609	3,024
	MAXIMUS Inc.	36,448	2,493
*	Verint Systems Inc.	41,400	1,995
*	Teradata Corp.	86,685	1,968
	Plantronics Inc.	156,262	1,850
*	TTM Technologies Inc.	134,002	1,529
*	Infinera Corp.	241,704	1,489
*	Inphi Corp.	13,101	1,471
*	Fabrinet	22,647	1,427
*	SMART Global Holdings Inc.	51,273	1,402
*	MACOM Technology Solutions Holdings Inc.	40,404	1,374
*	NETGEAR Inc.	43,535	1,342
*	Sykes Enterprises Inc.	37,054	1,268
*	NeoPhotonics Corp.	204,419	1,245
*	Diebold Nixdorf Inc.	149,879	1,145
*	Veeco Instruments Inc.	97,126	1,133
*	Cornerstone OnDemand Inc.	31,076	1,130
*	Endurance International Group Holdings Inc.	196,825	1,130
*	Digital Turbine Inc.	34,353	1,125
*	Cardtronics plc Class A	55,669	1,102
	CSG Systems International Inc.	26,108	1,069
	Xperi Holding Corp.	92,527	1,063
*	CommScope Holding Co.Inc.	113,479	1,021
*	Applied Optoelectronics Inc.	87,592	985
*	Cloudera Inc.	85,411	930
	QAD Inc. Class A	21,110	891
*	Model N Inc.	24,339	859
*	Unisys Corp.	69,415	741
*,^	Maxeon Solar Technologies Ltd.	42,178	715
*	Evo Payments Inc.Class A	28,768	715
*	International Money Express Inc.	46,955	674
*	Agilysys Inc.	26,069	630
*	Ultra Clean Holdings Inc.	24,628	529
*	Benefitfocus Inc.	45,128	505
	ADTRAN Inc.	34,592	355
*	HubSpot Inc.	960	281
*	PDF Solutions Inc.	13,199	247
*	FireEye Inc.	17,170	212
*	Altair Engineering Inc. Class A	4,400	185
*	Conduent Inc.	16,676	53
			167,875
Materials (4.1%)
*	Element Solutions Inc.	622,501	6,542
	Valvoline Inc.	238,153	4,534
	Louisiana-Pacific Corp.	136,494	4,028
*	Coeur Mining Inc.	499,835	3,689
	Royal Gold Inc.	30,351	3,647
	Sensient Technologies Corp.	59,640	3,444
	Boise Cascade Co.	85,895	3,429
	Commercial Metals Co.	155,015	3,097
	Verso Corp.	308,204	2,432
	Domtar Corp.	84,659	2,224
	O-I Glass Inc.	135,863	1,439
	Silgan Holdings Inc.	22,023	810
	Stepan Co.	7,014	765
*	Kraton Corp.	22,773	406
*	Forterra Inc.	31,396	371
*	Clearwater Paper Corp.	9,357	355
*	Koppers Holdings Inc.	14,420	301
	Avient Corp.	8,700	230
	Hawkins Inc.	4,750	219
	Huntsman Corp.	6,444	143
			42,105
Real Estate (7.8%)
	MGM Growth Properties LLC Class A	235,147	6,580
	National Health Investors Inc.	101,743	6,132
	Sabra Health Care REIT Inc.	441,190	6,082
	Uniti Group Inc.	554,375	5,840
	GEO Group Inc.	511,231	5,797
	CoreCivic Inc.	567,151	4,537
*	Redfin Corp.	85,977	4,293
	PotlatchDeltic Corp.	92,875	3,910
	Independence Realty Trust Inc.	314,187	3,642
	Piedmont Office Realty Trust Inc. Class A	266,590	3,618
	Spirit Realty Capital Inc.	67,509	2,279
	Brandywine Realty Trust	218,602	2,260
	QTS Realty Trust Inc. Class A	35,257	2,222
	Lexington Realty Trust	210,331	2,198
*	Realogy Holdings Corp.	218,464	2,062

13

Strategic Small-Cap Equity Fund

		Market
		Value•
	Shares	($000)
Global Net Lease Inc.	104,749	1,666
RE/MAX Holdings Inc.Class A	50,018	1,637
Office Properties Income Trust	75,821	1,571
Retail Properties of America Inc.	266,421	1,548
American Finance Trust Inc.	226,037	1,417
New Senior Investment Group Inc.	308,095	1,232
SITE Centers Corp.	165,718	1,193
Diversified Healthcare Trust	331,053	1,165
Universal Health Realty Income Trust	19,049	1,086
One Liberty Properties Inc.	52,036	851
Columbia Property Trust Inc.	70,850	773
Kite Realty Group Trust	62,716	726
Monmouth Real Estate Investment Corp.	47,305	655
Life Storage Inc.	5,468	576
RPT Realty	101,168	550
^ Tanger Factory Outlet Centers Inc.	78,636	474
UMH Properties Inc.	33,190	450
City Office REIT Inc.	59,087	444
Xenia Hotels & Resorts Inc.	38,072	334
^ Macerich Co.	46,528	316
Equity Commonwealth	8,414	224
		80,340
Utilities (2.8%)
PNM Resources Inc.	185,372	7,661
Hawaiian Electric Industries Inc.	172,426	5,732
IDACORP Inc.	38,741	3,095
Unitil Corp.	76,271	2,947
Otter Tail Corp.	74,750	2,704
Clearway Energy Inc.	74,865	2,018
American States Water Co.	16,033	1,202
MDU Resources Group Inc.	52,384	1,179
Black Hills Corp.	15,467	827
Portland General Electric Co.	13,059	464
Clearway Energy Inc.Class A	10,621	262
York Water Co.	5,031	213
		28,304
Total Common Stocks (Cost $1,001,189)		1,025,700
Temporary Cash Investments (2.2%)
Money Market Fund (2.1%)
[1,2] Vanguard Market Liquidity Fund, 0.117%	212,030	21,203

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.1%)
[3] United States Cash Management Bill, 0.146%, 12/15/2020	700	700
Total Temporary Cash Investments (Cost $21,899)		21,903
Total Investments (101.9%) (Cost $1,023,088)		1,047,603
Other Assets and Liabilities— Net (-1.9%)		(19,030)
Net Assets (100%)		1,028,573

Cost is in $000.

•	See Note A in Notes to Financial Statements.

*	Non-income-producing security.

^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,672,000.

1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2	Collateral of $17,957,000 was received for securities on loan, of which $17,197,000 is held in Vanguard Market Liquidity Fund and $760,000 is held in cash.

3	Securities with a value of $482,000 have been segregated as initial margin for open futures contracts.

REIT—Real Estate Investment Trust.

14

Strategic Small-Cap Equity Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini Russell 2000 Index	December 2020	66	4,965	(16)

See accompanying Notes, which are an integral part of the Financial Statements.

15

Strategic Small-Cap Equity Fund

Statement of Assets and Liabilities

As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $1,001,889)	1,026,400
Affiliated Issuers (Cost $21,199)	21,203
Total Investments in Securities	1,047,603
Investment in Vanguard	45
Cash	784
Receivables for Investment Securities Sold	41,190
Receivables for Accrued Income	838
Receivables for Capital Shares Issued	377
Total Assets	1,090,837
Liabilities
Payables for Investment Securities Purchased	41,511
Collateral for Securities on Loan	17,957
Payables for Capital Shares Redeemed	2,642
Payables to Vanguard	139
Variation Margin Payable—Futures Contracts	15
Total Liabilities	62,264
Net Assets	1,028,573

At September 30, 2020, net assets consisted of:

Paid-in Capital	1,049,330
Total Distributable Earnings (Loss)	(20,757)
Net Assets	1,028,573

Net Assets
Applicable to 36,119,843 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	1,028,573
Net Asset Value Per Share	$28.48

See accompanying Notes, which are an integral part of the Financial Statements.

16

Strategic Small-Cap Equity Fund

Statement of Operations

Year Ended
September 30, 2020
($000)
Investment Income
Income
Dividends	16,803
Interest[1]	50
Securities Lending—Net	2,283
Total Income	19,136
Expenses
The Vanguard Group—Note B
Investment Advisory Services	950
Management and Administrative	1,904
Marketing and Distribution	161
Custodian Fees	18
Auditing Fees	31
Shareholders’ Reports	30
Trustees’ Fees and Expenses	1
Total Expenses	3,095
Net Investment Income	16,041
Realized Net Gain (Loss)
Investment Securities Sold[1]	(44,872)
Futures Contracts	(500)
Realized Net Gain (Loss)	(45,372)
Change in Unrealized Appreciation (Depreciation)
Investment Securities[1]	(52,863)
Futures Contracts	194
Change in Unrealized Appreciation (Depreciation)	(52,669)
Net Increase (Decrease) in Net Assets Resulting from Operations	(82,000)

1	Interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from an affiliated company of the fund were $46,000, $0, and $0, respectively. Purchases and sales are for temporary cash investment purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Strategic Small-Cap Equity Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2020	2019
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	16,041	19,192
Realized Net Gain (Loss)	(45,372)	37,368
Change in Unrealized Appreciation (Depreciation)	(52,669)	(308,307)
Net Increase (Decrease) in Net Assets Resulting from Operations	(82,000)	(251,747)
Distributions[1]
Total Distributions	(58,643)	(153,907)
Capital Share Transactions
Issued	213,872	319,383
Issued in Lieu of Cash Distributions	53,758	142,242
Redeemed	(493,499)	(577,783)
Net Increase (Decrease) from Capital Share Transactions	(225,869)	(116,158)
Total Increase (Decrease)	(366,512)	(521,812)
Net Assets
Beginning of Period	1,395,085	1,916,897
End of Period	1,028,573	1,395,085

1 Certain prior-period numbers have been reclassified to conform with current-period presentation.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Strategic Small-Cap Equity Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$31.41	$40.21	$36.99	$31.45	$28.95
Investment Operations
Net Investment Income	.392[1]	.393[1]	.373[1]	.462[1]	.494
Net Realized and Unrealized Gain (Loss) on Investments	(1.955)	(5.888)	5.294	5.545	2.682
Total from Investment Operations	(1.563)	(5.495)	5.667	6.007	3.176
Distributions
Dividends from Net Investment Income	(.393)	(.378)	(.394)	(.467)	(.340)
Distributions from Realized Capital Gains	(.974)	(2.927)	(2.053)	—	(.336)
Total Distributions	(1.367)	(3.305)	(2.447)	(.467)	(.676)
Net Asset Value, End of Period	$28.48	$31.41	$40.21	$36.99	$31.45

Total Return[2]	-5.55%	-12.91%	16.13%	19.19%	11.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,029	$1,395	$1,917	$1,673	$1,351
Ratio of Total Expenses to Average Net Assets	0.26%	0.26%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to Average Net Assets	1.35%	1.22%	0.99%	1.34%	1.78%
Portfolio Turnover Rate	66%	67%	88%	91%	89%

1	Calculated based on average shares outstanding.
2	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Strategic Small-Cap Equity Fund

Notes to Financial Statements

Vanguard Strategic Small-Cap Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.

A.   The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

During the year ended September 30, 2020, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is

20

Strategic Small-Cap Equity Fund

generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.

In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and

21

Strategic Small-Cap Equity Fund

borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.

For the year ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities are amortized and accreted, respectively, to interest income over the lives of the respective securities, except for premiums on certain callable debt securities that are amortized to the earliest call date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $45,000, representing less than 0.01% of the fund’s net assets and 0.02% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C.   Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

22

Strategic Small-Cap Equity Fund

The following table summarizes the market value of the fund’s investments and derivatives as of September 30, 2020, based on the inputs used to value them:

	Level 1	Level 2	Level 3	Total
	($000)	($000)	($000)	($000)
Investments
Assets
Common Stocks	1,025,700	—	—	1,025,700
Temporary Cash Investments	21,203	700	—	21,903
Total	1,046,903	700	—	1,047,603
Derivative Financial Instruments
Liabilities
Futures Contracts[1]	15	—	—	15

1 Represents variation margin on the last day of the reporting period.

D.   Permanent differences between book-basis and tax-basis components of net assets, if any, are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share.

Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales; the recognition of unrealized gains or losses from certain derivative contracts; and the deferral of qualified late-year losses. As of period end, the tax-basis components of total distributable earnings (loss) are detailed in the table as follows:

Amount
($000)
Undistributed Ordinary Income	10,433
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	—
Qualified Late-Year Losses	(55,705)
Net Unrealized Gains (Losses)	24,515

23

Strategic Small-Cap Equity Fund

The tax character of distributions paid was as follows:

	Year Ended September 30,
	2020	2019
	Amount	Amount
	($000)	($000)
Ordinary Income*	16,850	28,176
Long-Term Capital Gains	41,793	125,731
Total	58,643	153,907

* Includes short-term capital gains, if any.

As of September 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Amount
($000)
Tax Cost	1,023,088
Gross Unrealized Appreciation	171,077
Gross Unrealized Depreciation	(146,562)
Net Unrealized Appreciation (Depreciation)	24,515

E.   During the year ended September 30, 2020, the fund purchased $783,798,000 of investment securities and sold $1,043,224,000 of investment securities, other than temporary cash investments.

F.   Capital shares issued and redeemed were:

	Year Ended September 30,
	2020	2019
	Shares	Shares
	(000)	(000)
Issued	7,704	10,044
Issued in Lieu of Cash Distributions	1,637	4,946
Redeemed	(17,640)	(18,246)
Net Increase (Decrease) in Shares Outstanding	(8,299)	(3,256)

G.   Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Strategic Small-Cap Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard Strategic Small-Cap Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

25

Special 2020 tax information (unaudited) for Vanguard Strategic Small-Cap Equity Fund

This information for the fiscal year ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $41,793,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $13,725,000 of qualified dividend income to shareholders during the fiscal year.

The fund distributed $3,126,000 of qualified business income to shareholders during the fiscal year.

For corporate shareholders, 79.2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

26

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

Mortimer J. Buckley

Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018– present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.

Independent Trustees

Emerson U. Fullwood

Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.

Amy Gutmann

Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

F. Joseph Loughrey

Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory

1	Mr. Buckley is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.

Scott C. Malpass

Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.

Deanna Mulligan

Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork- Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.

André F. Perold

Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018-present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.

Sarah Bloom Raskin

Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.

Peter F. Volanakis

Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).

Executive Officers

John Bendl

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan

Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).

David Cermak

Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.

John Galloway

Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).

Thomas J. Higgins

Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019-present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.

Peter Mahoney

Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.

Anne E. Robinson

Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.

Michael Rollings

Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.

John E. Schadl

Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019-present) of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People

Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.

All comparative mutual fund data are from Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.

You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.

Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.

© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6150 112020

Annual Report  |  September 30, 2020
Vanguard International Core Stock Fund
See the inside front cover for important information about access to your fund’s annual and semiannual shareholder reports.

Important information about access to shareholder reports
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your fund’s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the fund, by calling Vanguard at one of the phone numbers on the back cover of this report or by logging on to vanguard.com.
You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies. If you invest directly with the fund, you can call Vanguard at one of the phone numbers on the back cover of this report or log on to vanguard.com. Your election to receive paper copies will apply to all the funds you hold through an intermediary or directly with Vanguard.
Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Performance at a Glance
•	Vanguard International Core Stock Fund returned –0.64% for Admiral Shares and –0.79% for Investor Shares from its launch on October 16, 2019, through the fiscal year ended September 30, 2020. The fund underperformed its benchmark.
•	A number of stock market indexes around the world climbed to record highs in February, then plummeted as the coronavirus spread outside of China. Stocks strongly rebounded when the unprecedented scale of the response from policymakers, news of vaccines and treatments, and the easing of some restrictions buoyed investors before fading somewhat in September.
•	The International Core Stock Fund was created to offer a portfolio of developed- and emerging-market stocks across regions, styles, and sectors. The fund, which invests in large- and mid-capitalization stocks, is designed to be a core holding for investors seeking active exposure to international companies.
•	The fund trailed its benchmark in every major global economic region in which it was invested. Stock selection was particularly weak in North America but also subpar in Europe and emerging markets.
•	Of the fund’s 11 sectors, communication services, energy, and industrials notably underperformed relative to the benchmark. Materials, utilities, and information technology were bright spots.
Market Barometer
	Average Annual Total Returns Periods Ended September 30, 2020
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	16.01%	12.38%	14.09%
Russell 2000 Index (Small-caps)	0.39	1.77	8.00
Russell 3000 Index (Broad U.S. market)	15.00	11.65	13.69
FTSE All-World ex US Index (International)	3.55	1.50	6.49
Bonds
Bloomberg Barclays U.S. Aggregate Bond Index (Broad taxable market)	6.98%	5.24%	4.18%
Bloomberg Barclays Municipal Bond Index (Broad tax-exempt market)	4.09	4.28	3.84
FTSE Three-Month U.S. Treasury Bill Index	1.02	1.65	1.15
CPI
Consumer Price Index	1.37%	1.79%	1.81%
1

Advisor’s Report
Vanguard International Core Stock Fund returned –0.64% for Admiral Shares and –0.79% for Investor Shares from the fund’s inception on October 16, 2019, through September 30, 2020. It underperformed its benchmark, the MSCI AC World ex US Index, which returned 1.45%.
The investment environment
International equities rose 1.88% (in U.S. dollar terms) as measured by the MSCI AC World ex US Index from the fund’s inception through September 30. In the fourth quarter of 2019, waning recession fears and forecasts for improving global growth in 2020 helped bolster risk sentiment. The U.S. canceled tariffs that were scheduled to take effect on December 15 in an effort to secure a phase one trade deal with China. U.S. President Donald Trump subsequently announced that the first phase of a trade agreement would be signed on January 15.
United Kingdom equities rose after the Conservative Party’s victory in the general election. This lifted uncertainty about the country’s departure from the European Union (EU) and eliminated concerns about the Labour Party’s plans to nationalize large swaths of the nation’s economy.
Global equities ended the first quarter of 2020 sharply lower. The coronavirus spread rapidly, causing unprecedented disruptions to financial markets and economies. Most governments took extraordinary measures to limit financial market stress and mitigate the economic fallout. President Trump signed a $2 trillion coronavirus relief bill. The EU suspended budget and borrowing rules to give governments more fiscal flexibility to deal with the crisis. On the monetary front, most global central banks initiated aggressive stimulus measures with large-scale asset purchases and emergency rate cuts.
In the second quarter, global equities surged. Markets were fueled by optimism about successful early-stage trials for a potential coronavirus vaccine, ongoing fiscal and monetary stimulus, and signs that global economic activity was improving. Tensions between the U.S. and China escalated after China decided to impose a controversial national security law on Hong Kong. This move invoked a host of retaliatory responses from the U.S. and increased concerns about the city’s future as a global financial center. Oil rebounded in the second quarter of 2020 as demand picked up and the global economy began to recover.
Global equities rose in the third quarter. The impact of the massive fiscal and monetary stimulus, further signs of a recovery in global economic growth, and encouraging progress for coronavirus vaccines bolstered markets.
However, the pace of recovery remained threatened by the pandemic. The worldwide death toll eclipsed 1 million, with infections escalating in Europe, the U.S., India, and Latin America. The U.S. faced political uncertainty ahead of the upcoming presidential election, and the lack of additional fiscal stimulus

2

suggested further hardship for consumers. In the U.K., Brexit negotiations deteriorated after a controversial bill that could override elements of the Brexit Withdrawal Agreement passed its first parliamentary hurdle in the House of Commons.
The fund’s shortfalls and successes
The fund’s benchmark-relative performance was driven primarily by weaker stock selection in the communication services, industrial, and energy sectors. Our overweighted allocation to real estate and underweights to consumer discretionary and information technology hurt overall performance most. This was partially offset by underweights to consumer staples and energy.
At the issuer level, the most significant relative detractors included not owning Tencent and an overweighted position in Standard Chartered. Tencent is a Chinese conglomerate that engages in various internet-related services, including entertainment and gaming, artificial intelligence, business services, and financial technology. Its shares ended the period higher as it surpassed consensus expectations for the second quarter of 2020.
The fund held an overweighted allocation to Alibaba Group, which provides similar Chinese information technology exposure but has had a more attractive valuation than Tencen. A positive relative contribution from Alibaba helped offset some of the negative effects of not holding Tencent.
Standard Chartered, a London-based multinational banking and financial services firm, declined during the period. For the second quarter of 2020, the company reported a 40% drop in pre-tax profit from the prior year, led by a surge in credit impairments for the first and second quarters. Despite challenges in the past year, the bank has undergone changes to focus on higher returning, less capital-intensive parts of the business, which we believe will lead to better long-term results.
Overweight positions in China Tourism and Vestas Wind Systems were among the top contributors relative to the benchmark. China Tourism engages in the travel agency business and the sale of duty-free goods. Its shares rose following the release of earnings that beat consensus expectations. Despite showing a year-over-year decline, the company benefited when Beijing eased restrictions on domestic tours and international travel slowed. We believe that China Tourism will continue to benefit as the country’s travel industry grows and the company expands its duty-free footprint.
Shares of Vestas Wind Systems, a Danish manufacturer, seller, installer, and servicer of wind turbines, increased over the period. The company had record order levels in 2019 and a 67% year-over-year increase in revenue in the second quarter of 2020. It also reinstated its full-year guidance, which it had lowered in April because of uncertainty surrounding COVID-19. We like that Vestas is a best-in-class operator and has been
3

investing in offshore manufacturing, which should lead to higher free cash flow in time.
Investment philosophy and process
We believe that there are many sources of inefficiency to take advantage of when investing internationally across the market-capitalization spectrum and that the best way to capture this is through a multidisciplinary approach to identifying stocks. Instead of relying on one style or valuation framework, we seek to take advantage of multiple alpha generation techniques, which increases our probability of success over time. Additionally, by centralizing decision-making and risk management, we are better able to understand and mitigate any unintended risks that may result from constructing a portfolio by managing regional allocations independently.
Our team is uniquely positioned to capitalize on the many sources of inefficiency by combining the resources available at Wellington into a repeatable process. Quantitative and macroeconomic analysis have proven extremely effective at identifying companies, regions, and sectors that are more or less likely to outperform in the medium-to-long term. These can serve as complements to traditional bottom-up research that identifies companies’ valuation characteristics based on their local market dynamics or industry.
Incorporating an ESG (environment, social, governance) perspective into our decision-making can yield differentiated conclusions based on management behavior and business practices, which we believe can also add value over time. Because shareholder returns are typically a top priority for ESG-focused companies, they have the potential to be long-term outperformers.
When identifying new ideas for fundamental research, we start with the broadest possible international equity universe. Wellington’s quantitative investments team then screens for those companies that rank in the upper quintiles of our proprietary quantitative model. This model focuses on a number of factors that have demonstrated efficacy over time and fall into four major categories: growth, value, quality, and special situations.
We use the expertise of our resident macroanalyst to further narrow our focus on industries, sectors, and countries with the most attractive macroeconomic characteristics. These macro-views are meant to provide micro-insights, identifying subsets of greater opportunity or risk within regions, countries, and sectors. Our central research team then helps us narrow down companies, favoring those that are positively rated by a global industry or investment team analyst. Finally, our ESG experts flag the best and worst candidates from their team’s ongoing engagement work; the worst are excluded, and the best are fast-tracked for further research.
The next step of our process involves in-depth fundamental analysis, integrating research insights from analysts
4

throughout the organization with work conducted by members of our team. As part of this deeper dive, individual companies are discussed weekly as potential components of the portfolio. Our ESG team is once again consulted on these stocks before they are added, to share any insights or general ESG knowledge. These may include issues for us to evaluate before investing or points that we can discuss with the company over time. At any given time, 200 stocks may satisfy our fundamental expectations and be attractive purchase opportunities.
From this pool of candidates, we seek to build a portfolio of 70 to 100 stocks based on a balanced consideration of risk. We use risk-weighted position sizing as well as our quantitative risk engine to determine and adjust position sizes. We carefully manage the profile of the portfolio to limit potential risk factors.
We believe that our investment edge lies in conducting fundamental analysis of select individual equities, not in predicting the direction of variables such as interest rates or currencies. We view the highly risk-aware nature of this approach as essential to accomplishing outperformance.
Kenneth L. Abrams
Senior Managing Director and
Equity Portfolio Manager
F. Halsey Morris, CFA
Senior Managing Director and
Global Industry Analyst
Wellington Management Company LLP
October 16, 2020
5

About Your Fund’s Expenses
As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.
A fund‘s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The accompanying table illustrates your fund’s costs in two ways:
•	Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.
To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“
•	Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.
Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”
The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.
6

Six Months Ended September 30, 2020
	Beginning Account Value 3/31/2020	Ending Account Value 9/30/2020	Expenses Paid During Period
Based on Actual Fund Return
International Core Stock Fund
Investor Shares	$1,000.00	$1,217.40	$2.49
AdmiralTM Shares	1,000.00	1,218.50	1.94
Based on Hypothetical 5% Yearly Return
International Core Stock Fund
Investor Shares	$1,000.00	$1,022.75	$2.28
Admiral Shares	1,000.00	1,023.25	1.77
The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: 0.45% for Investor Shares and 0.35% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/ 366).
7

International Core Stock Fund
Performance Summary
All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
Cumulative Performance: October 16, 2019, Through September 30, 2020
Initial Investment of $10,000
		Total Returns Period Ended September 30, 2020
	Since Inception (10/16/2019)	Final Value of a $10,000 Investment
International Core Stock Fund Investor Shares	-0.79%	$9,921
MSCI All Country World Index ex USA	1.45	10,145
"Since Inception” performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standard(s).

	Since Inception (10/16/2019)	Final Value of a $50,000 Investment
International Core Stock Fund Admiral Shares	-0.64%	$49,682
MSCI All Country World Index ex USA	1.45	50,724
“Since Inception” performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standard(s).
See Financial Highlights for dividend and capital gains information.
8

International Core Stock Fund
Fund Allocation
As of September 30, 2020
Communication Services	7.5%
Consumer Discretionary	12.4
Consumer Staples	8.0
Energy	3.2
Financials	17.5
Health Care	11.1
Industrials	11.1
Information Technology	12.5
Materials	7.2
Other	1.3
Real Estate	4.4
Utilities	3.8
The table reflects the fund’s investments, except for short-term investments and derivatives. Sector categories are based on the Global Industry Classification Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.
The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.
9

International Core Stock Fund
Financial Statements
Schedule of Investments
As of September 30, 2020
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value• ($000)
Common Stocks (97.5%)
Australia (3.3%)
	BHP Group plc	116,556	2,487
	Goodman Group	155,093	2,008
	Brambles Ltd.	219,073	1,663
			6,158
Belgium (0.6%)
	Ageas SA/NV	27,284	1,117
Brazil (0.6%)
	Petroleo Brasileiro SA Preference Shares	315,900	1,103
Canada (5.3%)
	Barrick Gold Corp.	77,664	2,182
[1]	Brookfield Asset Management Inc. Class A	65,428	2,165
*	Shopify Inc. Class A	2,091	2,138
	Bank of Nova Scotia	43,165	1,793
	Magna International Inc.	37,717	1,726
			10,004
China (14.4%)
*	Alibaba Group Holding Ltd.	244,840	8,988
	China Merchants Bank Co. Ltd. Class H	527,000	2,501
	China Tourism Group Duty Free Corp. Ltd. Class A (XSSC)	65,475	2,151
*	Tencent Music Entertainment Group ADR	139,579	2,062
	Anhui Conch Cement Co. Ltd. Class H	262,500	1,818
	China Life Insurance Co. Ltd. Class H	738,000	1,673
	ENN Energy Holdings Ltd.	152,100	1,669
	China Overseas Land & Investment Ltd.	597,216	1,509
	Haier Electronics Group Co. Ltd.	406,000	1,476
	CNOOC Ltd.	1,489,000	1,432
		Shares	Market Value• ($000)
[2]	China Tower Corp. Ltd. Class H	7,642,000	1,329
	China Tourism Group Duty Free Corp. Ltd. Class A (XSHG)	13,600	447
			27,055
Denmark (0.6%)
	Vestas Wind Systems A/S	6,632	1,072
France (10.5%)
	Schneider Electric SE	26,173	3,253
	TOTAL SE	72,335	2,484
	Cie Generale des Etablissements Michelin SCA	19,238	2,065
	Pernod Ricard SA	12,666	2,019
*	Credit Agricole SA	228,483	1,993
*	Airbus SE	27,156	1,970
*	BNP Paribas SA	49,725	1,799
	AXA SA	89,610	1,659
	Capgemini SE	10,856	1,393
	Edenred	25,451	1,143
			19,778
Germany (4.9%)
	Volkswagen AG Preference Shares	14,885	2,395
	Allianz SE (Registered)	10,321	1,981
	RWE AG	52,687	1,973
	Brenntag AG	29,894	1,901
	United Internet AG (Registered)	23,700	906
			9,156
Hong Kong (2.8%)
	AIA Group Ltd.	326,000	3,240
	New World Development Co. Ltd.	402,250	1,964
			5,204
India (0.9%)
	Power Grid Corp. of India Ltd.	401,710	886
*	ICICI Bank Ltd. ADR	84,993	835
			1,721
Ireland (3.0%)
	Smurfit Kappa Group plc	56,422	2,214
10

International Core Stock Fund
		Shares	Market Value• ($000)
	CRH plc	54,351	1,971
*	ICON plc	7,717	1,474
			5,659
Japan (13.5%)
	Hoya Corp.	26,000	2,936
	ITOCHU Corp.	112,200	2,873
	Mitsui Fudosan Co. Ltd.	144,700	2,518
	FANUC Corp.	12,600	2,418
	Eisai Co. Ltd.	25,500	2,329
	Tokio Marine Holdings Inc.	52,100	2,280
	Ono Pharmaceutical Co. Ltd.	70,300	2,211
	KDDI Corp.	84,200	2,118
	Astellas Pharma Inc.	136,400	2,033
	Tokyo Electron Ltd.	7,200	1,881
	Mitsubishi UFJ Financial Group Inc.	439,000	1,752
			25,349
Mexico (2.2%)
	Wal-Mart de Mexico SAB de CV	1,097,600	2,634
	America Movil SAB de CV	2,536,700	1,592
			4,226
Netherlands (4.3%)
	ASML Holding NV	7,537	2,784
	Wolters Kluwer NV	29,814	2,543
	Koninklijke KPN NV	799,359	1,876
*	AerCap Holdings NV	33,263	838
			8,041
New Zealand (0.4%)
*	a2 Milk Co. Ltd.	75,975	773
Other (1.3%)
[3]	Vanguard FTSE Developed Markets ETF	60,609	2,479
Russia (1.3%)
*	Sberbank of Russia PJSC ADR	134,200	1,567
	LUKOIL PJSC ADR	15,300	884
			2,451
South Africa (1.4%)
	Anglo American plc	108,636	2,628
South Korea (4.3%)
	Samsung Electronics Co. Ltd.	82,940	4,117
	KB Financial Group Inc.	61,264	1,973
	SK Telecom Co. Ltd.	9,333	1,897
			7,987
Spain (2.4%)
	Iberdrola SA	194,660	2,396
	Industria de Diseno Textil SA	74,153	2,051
			4,447
Sweden (0.9%)
*	Alfa Laval AB	79,895	1,764
	Shares	Market Value• ($000)
Switzerland (7.5%)
Nestle SA (Registered)	45,200	5,379
Roche Holding AG	11,079	3,795
Novartis AG (Registered)	32,456	2,818
UBS Group AG (Registered)	191,540	2,140
		14,132
Taiwan (5.9%)
Taiwan Semiconductor Manufacturing Co. Ltd.	346,000	5,205
Hon Hai Precision Industry Co. Ltd.	875,309	2,353
MediaTek Inc.	88,654	1,879
Uni-President Enterprises Corp.	782,000	1,694
		11,131
United Kingdom (5.2%)
AstraZeneca plc	24,448	2,671
Coca-Cola European Partners plc	55,749	2,164
WPP plc	247,072	1,940
Standard Chartered plc	353,042	1,625
Compass Group plc	96,276	1,446
		9,846
Total Common Stocks (Cost $183,500)		183,281

11

International Core Stock Fund
	Shares	Market Value• ($000)
Temporary Cash Investments (3.2%)
Money Market Fund (3.2%)
[4,5] Vanguard Market Liquidity Fund, 0.117% (Cost $6,027)	60,272	6,027
Total Investments (100.7%) (Cost $189,527)		189,308
Other Assets and Liabilities—Net(-0.7%)		(1,366)
Net Assets (100%)		187,942
Cost is in $000.
•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
1	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $1,985,000.
2	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $1,329,000, representing 0.7% of net assets.
3	Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5	Collateral of $2,100,000 was received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.
12

International Core Stock Fund
Statement of Assets and Liabilities
As of September 30, 2020

($000s, except shares and per-share amounts)	Amount
Assets
Investments in Securities, at Value
Unaffiliated Issuers (Cost $180,950)	180,802
Affiliated Issuers (Cost $8,577)	8,506
Total Investments in Securities	189,308
Investment in Vanguard	8
Foreign Currency, at Value (Cost $49)	49
Receivables for Investment Securities Sold	60
Receivables for Accrued Income	716
Receivables for Capital Shares Issued	223
Total Assets	190,364
Liabilities
Due to Custodian	22
Collateral for Securities on Loan	2,100
Payables for Capital Shares Redeemed	193
Payables to Investment Advisor	85
Payables to Vanguard	19
Other Liabilities	3
Total Liabilities	2,422
Net Assets	187,942
At September 30, 2020, net assets consisted of:

Paid-in Capital	192,611
Total Distributable Earnings (Loss)	(4,669)
Net Assets	187,942

Investor Shares—Net Assets
Applicable to 3,966,015 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	39,319
Net Asset Value Per Share—Investor Shares	$9.91

Admiral Shares—Net Assets
Applicable to 7,488,995 outstanding $.001 par value shares of beneficial interest (unlimited authorization)	148,623
Net Asset Value Per Share—Admiral Shares	$19.85
See accompanying Notes, which are an integral part of the Financial Statements.
13

International Core Stock Fund
Statement of Operations

October 1, 2019[1] to September 30, 2020
($000)
Investment Income
Income
Dividends—Unaffiliated Issuers[2]	4,068
Dividends—Affiliated Issuers	109
Interest—Unaffiliated Issuers	—
Interest—Affiliated Issuers	52
Securities Lending—Net	13
Total Income	4,242
Expenses
Investment Advisory Fees—Note B	306
The Vanguard Group—Note C
Management and Administrative—Investor Shares	83
Management and Administrative—Admiral Shares	193
Marketing and Distribution—Investor Shares	5
Marketing and Distribution—Admiral Shares	8
Custodian Fees	25
Auditing Fees	17
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Admiral Shares	1
Trustees’ Fees and Expenses	—
Total Expenses	641
Expenses Paid Indirectly	(9)
Net Expenses	632
Net Investment Income	3,610
Realized Net Gain (Loss)
Investment Securities Sold—Unaffiliated Issuers	(8,488)
Investment Securities Sold—Affiliated Issuers	707
Foreign Currencies	(83)
Realized Net Gain (Loss)	(7,864)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Unaffiliated Issuers[3]	(151)
Investment Securities—Affiliated Issuers	(71)
Foreign Currencies	7
Change in Unrealized Appreciation (Depreciation)	(215)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,469)
1	Commencement of subscription period for the fund.
2	Dividend income are net of foreign withholding taxes of $492,000.
3	The change in unrealized appreciation (depreciation) is net of deferred foreign capital gains taxes of $3,000.
See accompanying Notes, which are an integral part of the Financial Statements.
14

International Core Stock Fund
Statement of Changes in Net Assets

October 1, 2019[1] to September 30, 2020
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	3,610
Realized Net Gain (Loss)	(7,864)
Change in Unrealized Appreciation (Depreciation)	(215)
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,469)
Distributions
Investor Shares	(42)
Admiral Shares	(160)
Total Distributions	(202)
Capital Share Transactions
Investor Shares	40,253
Admiral Shares	152,360
Net Increase (Decrease) from Capital Share Transactions	192,613
Total Increase (Decrease)	187,942
Net Assets
Beginning of Period	—
End of Period	187,942
1	Commencement of subscription period for the fund.
See accompanying Notes, which are an integral part of the Financial Statements.
15

International Core Stock Fund
Financial Highlights
Investor Shares
October 1, 2019[1] to September 30, 2020
For a Share Outstanding Throughout the Period
Net Asset Value, Beginning of Period	$10.00
Investment Operations
Net Investment Income[2]	.190
Net Realized and Unrealized Gain (Loss) on Investments	(.269)
Total from Investment Operations	(.079)
Distributions
Dividends from Net Investment Income	(.011)
Distributions from Realized Capital Gains	—
Total Distributions	(.011)
Net Asset Value, End of Period	$9.91
Total Return[3]	-0.79%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$39
Ratio of Total Expenses to Average Net Assets	0.46%[4,5]
Ratio of Net Investment Income to Average Net Assets	2.04%[4]
Portfolio Turnover Rate	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $10.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.45%.
See accompanying Notes, which are an integral part of the Financial Statements.
16

International Core Stock Fund
Financial Highlights
Admiral Shares
October 1, 2019[1] to September 30, 2020
For a Share Outstanding Throughout the Period
Net Asset Value, Beginning of Period	$20.00
Investment Operations
Net Investment Income[2]	.401
Net Realized and Unrealized Gain (Loss) on Investments	(.527)
Total from Investment Operations	(.126)
Distributions
Dividends from Net Investment Income	(.024)
Distributions from Realized Capital Gains	—
Total Distributions	(.024)
Net Asset Value, End of Period	$19.85
Total Return[3]	-0.64%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$149
Ratio of Total Expenses to Average Net Assets	0.36%[4,5]
Ratio of Net Investment Income to Average Net Assets	2.15%[4]
Portfolio Turnover Rate	80%
1	The subscription period for the fund was October 1, 2019, to October 15, 2019, during which time all assets were held in cash. Performance measurement began October 16, 2019, the first business day after the subscription period, at a net asset value of $20.00.
2	Calculated based on average shares outstanding.
3	Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4	Annualized.
5	The ratio of expenses to average net assets for the period net of reduction from custody fee offset arrangements was 0.35%.
See accompanying Notes, which are an integral part of the Financial Statements.
17

International Core Stock Fund
Notes to Financial Statements
Vanguard International Core Stock Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Each of the share classes has different eligibility and minimum purchase requirements, and is designed for different types of investors.
The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. Market disruptions associated with the COVID-19 pandemic have had a global impact, and uncertainty exists as to the long-term implications. Such disruptions can adversely affect assets of the fund and thus fund performance.
A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.
1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund’s tax returns are open to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Management has analyzed the fund’s tax positions taken for all open federal and state income tax years, and has concluded that no provision for income tax is required in the fund’s financial statements.
4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis at the fiscal year-end and may differ from net investment income and realized capital gains for financial reporting purposes.
18

International Core Stock Fund
5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled before the opening of the market on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Collateral investments in Vanguard Market Liquidity Fund are subject to market appreciation or depreciation. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.
6. Credit Facilities and Interfund Lending Program: The fund and certain other funds managed by The Vanguard Group ("Vanguard") participate in a $4.3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement and an uncommitted credit facility provided by Vanguard. Both facilities may be renewed annually. Each fund is individually liable for its borrowings, if any, under the credit facilities. Borrowings may be utilized for temporary or emergency purposes, subject to the fund’s regulatory and contractual borrowing restrictions. With respect to the committed credit facility, the participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn committed amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under either facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate (or an acceptable alternate rate, if necessary), federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread, except that borrowings under the uncommitted credit facility may bear interest based upon an alternative rate agreed to by the fund and Vanguard.
In accordance with an exemptive order (the “Order”) from the SEC, the fund may participate in a joint lending and borrowing program that allows registered open-end Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the fund’s investment objective and investment policies. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. The interest rate to be charged is governed by the conditions of the Order and internal procedures adopted by the board of trustees. The board of trustees is responsible for overseeing the Interfund Lending Program.
For the period ended September 30, 2020, the fund did not utilize the credit facilities or the Interfund Lending Program.
19

International Core Stock Fund
7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Taxes on foreign dividends and capital gains have been provided for in accordance with the fund's understanding of the applicable countries’ tax rules and rates. Foreign capital gains tax is accrued daily based upon net unrealized gains. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.
Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.
B.   Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. In accordance with the advisory contract entered into with Wellington Management Company LLP, beginning January 1, 2021, the basic fee will be subject to quarterly adjustments based on the performance relative to the MSCI AC World Index ex USA Index since December 31, 2019. For the period ended September 30, 2020, the investment advisory fee represented an effective annual basic rate of 0.18% of the fund’s average net assets.
C.   In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees and are generally settled twice a month.
Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2020, the fund had contributed to Vanguard capital in the amount of $8,000, representing less than 0.01% of the fund’s net assets and less than 0.01% of Vanguard’s capital received pursuant to the FSA. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.
D.  The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended September 30, 2020, custodian fee offset arrangements reduced the fund’s expenses by $9,000 (an annual rate of 0.01% of average net assets).
E.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
20

International Core Stock Fund
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.
The following table summarizes the market value of the fund's investments as of September 30, 2020, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	15,333	—	—	15,333
Common Stocks—Other	9,852	158,096	—	167,948
Temporary Cash Investments	6,027	—	—	6,027
Total	31,212	158,096	—	189,308
F.  Permanent differences between book-basis and tax-basis components of net assets are reclassified among capital accounts in the financial statements to reflect their tax character. These reclassifications have no effect on net assets or net asset value per share. As of period end, permanent differences primarily attributable to the accounting for foreign currency transactions were reclassified between the following accounts:
Amount ($000)
Paid-in Capital	(2)
Total Distributable Earnings (Loss)	2
Temporary differences between book-basis and tax-basis components of total distributable earnings (losses) arise when certain items of income, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. The differences are primarily related to the deferral of losses from wash sales. As of period end, the tax-basis components of total distributable earnings (losses) are detailed in the table as follows:
Amount ($000)
Undistributed Ordinary Income	3,326
Undistributed Long-Term Gains	—
Capital Loss Carryforwards	(7,415)
Qualified Late-Year Losses	—
Net Unrealized Gains (Losses)	(580)
21

International Core Stock Fund
The tax character of distributions paid was as follows:
Period Ended September 30, 2020
Amount ($000)
Ordinary Income*	202
Long-Term Capital Gains	—
Total	202
*	Includes short-term capital gains, if any.
As of September 30, 2020, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:
Amount ($000)
Tax Cost	189,892
Gross Unrealized Appreciation	19,779
Gross Unrealized Depreciation	(20,363)
Net Unrealized Appreciation (Depreciation)	(584)
G.  During the period ended September 30, 2020, the fund purchased $328,348,000 of investment securities and sold $137,064,000 of investment securities, other than temporary cash investments.
H.  Capital share transactions for each class of shares were:
	October 1, 2019[1] to September 30, 2020
	Amount ($000)	Shares (000)
Investor Shares
Issued	72,867	7,360
Issued in Lieu of Cash Distributions	34	3
Redeemed	(32,648)	(3,397)
Net Increase (Decrease)—Investor Shares	40,253	3,966
Admiral Shares
Issued	240,263	12,188
Issued in Lieu of Cash Distributions	125	6
Redeemed	(88,028)	(4,705)
Net Increase (Decrease)—Admiral Shares	152,360	7,489
1	Commencement of subscription period for the fund.
22

International Core Stock Fund
I.  Transactions during the period in investments where the issuer is another member of The Vanguard Group were as follows:
		Current Period Transactions
	Oct. 1, 2019[1] Market Value ($000)	Purchases at Cost ($000)	Proceeds from Securities Sold ($000)	Realized Net Gain (Loss) ($000)	Change in Unrealized App. (Dep.) ($000)	Income ($000)	Capital Gain Distributions Received ($000)	Sep. 30, 2020 Market Value ($000)
Vanguard FTSE Developed Markets ETF	—	48,745	46,902	707	(71)	109	—	2,479
Vanguard Market Liquidity Fund	—	NA2	NA2	—	—	52	—	6,027
Total	—	48,745	46,902	707	(71)	161	—	8,506
1	Commencement of subscription period for the fund.
2	Not applicable—purchases and sales are for temporary cash investment purposes.
J.  Management has determined that no events or transactions occurred subsequent to September 30, 2020, that would require recognition or disclosure in these financial statements.
23

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard International Core Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vanguard International Core Stock Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the "Fund”) as of September 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 1, 2019 (commencement of subscription period) through September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the period October 1, 2019 (commencement of subscription period) through September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 17, 2020
We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.
24

Special 2020 tax information (unaudited) for Vanguard International Core Stock Fund.
This information for the fiscal period ended September 30, 2020, is included pursuant to provisions of the Internal Revenue Code.
The fund distributed $202,000 of qualified dividend income to shareholders during the fiscal period.
The fund designates to shareholders foreign source income of $4,403,000 and foreign taxes paid of $387,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2021 to determine the calendar-year amounts to be included on their 2020 tax returns.
25

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The People Who Govern Your Fund
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them.
A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 213 Vanguard funds.
Information for each trustee and executive officer of the fund appears below. That information, as well as the Vanguard fund count, is as of the date on the cover of this fund report. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.
Interested Trustee1
Mortimer J. Buckley
Born in 1969. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: chairman of the board (2019–present) of Vanguard and of each of the investment companies served by Vanguard; chief executive officer (2018–present) of Vanguard; chief executive officer, president, and trustee (2018–present) of each of the investment companies served by Vanguard; president and director (2017–present) of Vanguard; and president (2018–present) of Vanguard Marketing Corporation. Chief investment officer (2013–2017), managing director (2002–2017), head of the Retail Investor Group (2006–2012), and chief information officer (2001–2006) of Vanguard. Chairman of the board (2011–2017) and trustee (2009–2017) of the Children’s Hospital of Philadelphia; and trustee (2018–present) and vice chair (2019–present) of The Shipley School.
Independent Trustees
Emerson U. Fullwood
Born in 1948. Trustee since January 2008. Principal occupation(s) during the past five years and other experience: executive chief staff and marketing officer for North America and corporate vice president (retired 2008) of Xerox Corporation (document management products and services). Former president of the Worldwide Channels Group, Latin America, and Worldwide Customer Service and executive chief staff officer of Developing Markets of Xerox. Executive in residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology. Director of SPX FLOW, Inc. (multi-industry manufacturing). Director of the University of Rochester Medical Center, the Monroe Community College Foundation, the United Way of Rochester, North Carolina A&T University, and Roberts Wesleyan College. Trustee of the University of Rochester.
Amy Gutmann
Born in 1949. Trustee since June 2006. Principal occupation(s) during the past five years and other experience: president (2004–present) of the University of Pennsylvania. Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and professor of communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania.

1 Mr. Buckley is considered “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

F. Joseph Loughrey
Born in 1949. Trustee since October 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2009) and vice chairman of the board (2008–2009) of Cummins Inc. (industrial machinery). Chairman of the board of Hillenbrand, Inc. (specialized consumer services) and the Lumina Foundation. Director of the V Foundation. Member of the advisory council for the College of Arts and Letters and chair of the advisory board to the Kellogg Institute for International Studies, both at the University of Notre Dame.
Mark Loughridge
Born in 1953. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: senior vice president and chief financial officer (retired 2013) of IBM (information technology services). Fiduciary member of IBM’s Retirement Plan Committee (2004–2013), senior vice president and general manager (2002–2004) of IBM Global Financing, vice president and controller (1998–2002) of IBM, and a variety of other prior management roles at IBM. Member of the Council on Chicago Booth.
Scott C. Malpass
Born in 1962. Trustee since March 2012. Principal occupation(s) during the past five years and other experience: chief investment officer (retired June 2020) and vice president (retired June 2020) of the University of Notre Dame. Assistant professor of finance at the Mendoza College of Business, University of Notre Dame, and member of the Notre Dame 403(b) Investment Committee (retired June 2020). Member of the board of Catholic Investment Services, Inc. (investment advisors) and the board of superintendence of the Institute for the Works of Religion.
Deanna Mulligan
Born in 1963. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: board chair (2020–present), chief executive officer (2011–2020), and president (2010–2019) of The Guardian Life Insurance Company of America. Chief operating officer (2010–2011) and executive vice president (2008–2010) of the individual life and disability division of Guardian Life. Member of the board of the American Council of Life Insurers and the board of the Economic Club of New York. Trustee of the Partnership for New York City (business leadership), Chief Executives for Corporate Purpose, NewYork-Presbyterian Hospital, Catalyst, and the Bruce Museum (arts and science). Member of the Advisory Council for the Stanford Graduate School of Business.
André F. Perold
Born in 1952. Trustee since December 2004. Principal occupation(s) during the past five years and other experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011). Chief investment officer and co-managing partner of HighVista Strategies (private investment firm). Member of the board of advisors and member of the investment committee of the Museum of Fine Arts Boston. Member of the board (2018–present) of RIT Capital Partners (investment firm). Member of the investment committee of Partners Health Care System.
Sarah Bloom Raskin
Born in 1961. Trustee since January 2018. Principal occupation(s) during the past five years and other experience: deputy secretary (2014–2017) of the United States Department of the Treasury. Governor (2010–2014) of the Federal Reserve Board. Commissioner (2007–2010) of financial regulation for the State of Maryland. Member of the board of directors (2012–2014) of Neighborhood Reinvestment Corporation. Director (2017–present) of i(x) Investments, LLC; director (2017–present) of Reserve Trust. Rubenstein Fellow (2017–present) of Duke University; trustee (2017–present) of Amherst College, and trustee (2019–present) of the Folger Shakespeare Library.
Peter F. Volanakis
Born in 1955. Trustee since July 2009. Principal occupation(s) during the past five years and other experience: president and chief operating officer (retired 2010) of Corning Incorporated (communications equipment) and director of Corning Incorporated (2000–2010) and Dow Corning (2001–2010). Director (2012) of SPX Corporation (multi-industry manufacturing). Overseer of the Amos Tuck School of Business Administration, Dartmouth College (2001–2013). Chairman of the board of trustees of Colby-Sawyer College. Member of the board of Hypertherm Inc. (industrial cutting systems, software, and consumables).
Executive Officers
John Bendl
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief financial officer (2019–present) of each of the investment companies served by Vanguard. Chief accounting officer, treasurer, and controller of Vanguard (2017–present). Partner (2003–2016) at KPMG (audit, tax, and advisory services).

Christine M. Buchanan
Born in 1970. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Treasurer (2017–present) of each of the investment companies served by Vanguard. Partner (2005–2017) at KPMG (audit, tax, and advisory services).
David Cermak
Born in 1960. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present) of each of the investment companies served by Vanguard. Managing director and head (2017–present) of Vanguard Investments Singapore. Managing director and head (2017–2019) of Vanguard Investments Hong Kong. Representative director and head (2014–2017) of Vanguard Investments Japan.
John Galloway
Born in 1973. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Investment stewardship officer (September 2020–present) of each of the investment companies served by Vanguard. Head of Investor Advocacy (February 2020–present) and head of Marketing Strategy and Planning (2017–2020) at Vanguard. Deputy assistant to the President of the United States (2015).
Thomas J. Higgins
Born in 1957. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Finance director (2019–present), chief financial officer (2008–2019), and treasurer (1998–2008) of each of the investment companies served by Vanguard.
Peter Mahoney
Born in 1974. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Controller (2015–present) of each of the investment companies served by Vanguard. Head of International Fund Services (2008–2014) at Vanguard.
Anne E. Robinson
Born in 1970. Principal occupation(s) during the past five years and other experience: general counsel (2016–present) of Vanguard. Secretary (2016–present) of Vanguard and of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Managing director and general counsel of Global Cards and Consumer Services (2014–2016) at Citigroup. Counsel (2003–2014) at American Express.
Michael Rollings
Born in 1963. Principal occupation(s) during the past five years and other experience: finance director (2017–present) and treasurer (2017) of each of the investment companies served by Vanguard. Managing director (2016–present) of Vanguard. Chief financial officer (2016–present) of Vanguard. Director (2016–present) of Vanguard Marketing Corporation. Executive vice president and chief financial officer (2006–2016) of MassMutual Financial Group.
John E. Schadl
Born in 1972. Principal occupation(s) during the past five years and other experience: principal of Vanguard. Chief compliance officer (2019–present) of Vanguard and of each of the investment companies served by Vanguard. Assistant vice president (2019–present) of Vanguard Marketing Corporation.
Vanguard Senior Management Team
Joseph Brennan	James M. Norris
Mortimer J. Buckley	Thomas M. Rampulla
Gregory Davis	Karin A. Risi
John James	Anne E. Robinson
John T. Marcante	Michael Rollings
Chris D. McIsaac	Lauren Valente

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This material may be used in conjunction with the offering of shares of any Vanguard fund only if preceded or accompanied by the fund’s current prospectus.
All comparative mutual fund data are from Lipper, a Thomson Reuters Company, or Morningstar, Inc., unless otherwise noted.
You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting vanguard.com/proxyreporting or by calling Vanguard at 800-662-2739. The guidelines are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the period ended June 30. To get the report, visit either vanguard.com/proxyreporting or www.sec.gov.
You can review information about your fund on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request via email addressed to publicinfo@sec.gov.
Source for Bloomberg Barclays indexes: Bloomberg Index Services Limited. Copyright 2020, Bloomberg. All rights reserved.
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© 2020 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q24040 112020

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant.

Fiscal Year Ended September 30, 2020: $150,000
Fiscal Year Ended September 30, 2019: $141,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2020: $10,761,407
Fiscal Year Ended September 30, 2019: $9,568,215

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(b)	Audit-Related Fees.

Fiscal Year Ended September 30, 2020: $2,915,863
Fiscal Year Ended September 30, 2019: $3,012,031

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c)	Tax Fees.

Fiscal Year Ended September 30, 2020: $247,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d)	All Other Fees.

Fiscal Year Ended September 30, 2020: $115,000
Fiscal Year Ended September 30, 2019: $0

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e)          (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider, and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)          Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2020: $362,168
Fiscal Year Ended September 30, 2019: $357,238

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h)         For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: F. Joseph Loughrey, Mark Loughridge, Sarah Bloom Raskin, and Peter F. Volanakis.

Item 6: Investments.

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
Common Stocks (96.0%)
Australia (1.1%)
	Orica Ltd.	1,320,618	14,704
	Cleanaway Waste Management Ltd.	4,156,685	6,276
	Brambles Ltd.	660,564	5,016
	carsales.com Ltd.	328,764	4,925
	ALS Ltd.	673,005	4,493
	Newcrest Mining Ltd.	190,790	4,326
	GUD Holdings Ltd.	453,259	3,716
	Coca-Cola Amatil Ltd.	525,175	3,595
	BlueScope Steel Ltd.	343,376	3,164
	QBE Insurance Group Ltd.	454,860	2,829
	Insurance Australia Group Ltd.	826,209	2,614
	Alumina Ltd.	2,011,837	2,005
	Washington H Soul Pattinson & Co. Ltd.	106,375	1,807
	Nine Entertainment Co. Holdings Ltd.	1,346,060	1,703
	BHP Group Ltd.	59,700	1,542
	Ampol Ltd.	83,340	1,438
	Metcash Ltd.	632,974	1,258
	AMP Ltd.	1,170,322	1,102
	Domain Holdings Australia Ltd.	410,959	1,099
	Asaleo Care Ltd.	1,394,691	1,008
	IPH Ltd.	177,037	917
	GWA Group Ltd.	399,227	799
	Oil Search Ltd.	339,660	650
*	Sigma Healthcare Ltd.	554,265	234
			71,220
Austria (0.0%)
*	Wienerberger AG	56,799	1,499
^	Oesterreichische Post AG	17,770	597
	Andritz AG	12,724	393
			2,489
Belgium (0.0%)
	Anheuser-Busch InBev SA/NV	25,841	1,391

Brazil (0.8%)
	B3 SA - Brasil Bolsa Balcao	2,185,900	21,412
	Natura & Co. Holding SA	777,681	7,080
	Alpargatas SA Preference Shares	1,002,852	6,821
	Ambev SA	1,603,227	3,580
	Porto Seguro SA	399,704	3,434
	MRV Engenharia e Participacoes SA	1,065,100	3,052
	Totvs SA	555,500	2,681
	LOG Commercial Properties e Participacoes SA	386,133	2,067
	Banco Bradesco SA Preference Shares	442,930	1,531
	Itausa - Investimentos Itau SA Preference Shares	564,023	884
*	LPS Brasil Consultoria de Imoveis SA	330,688	299
*	Embraer SA	201,329	224
			53,065
Canada (3.4%)
*	Shopify Inc. Class A	71,780	73,429
	Barrick Gold Corp.	1,681,887	47,278
	Fairfax Financial Holdings Ltd. (XTSE)	95,217	28,038
^	Brookfield Asset Management Inc. Class A	512,340	16,953
	Ritchie Bros Auctioneers Inc. (XNYS)	233,303	13,823
*,1	Spin Master Corp.	582,984	12,583
^	PrairieSky Royalty Ltd.	2,009,440	12,541
	Ritchie Bros Auctioneers Inc. (XTSE)	170,784	10,129
	Gildan Activewear Inc.	502,420	9,901
	Fairfax Financial Holdings Ltd.	27,770	8,144
			232,819
Chile (0.1%)
	Quinenco SA	1,977,421	2,725

1

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
*	Cia Sud Americana de Vapores SA	85,861,928	2,302
	Enaex SA	94,405	860
			5,887
China (4.5%)
*	Alibaba Group Holding Ltd. ADR	313,838	92,262
*	Meituan Dianping Class B	1,924,100	60,612
	Ping An Insurance Group Co. of China Ltd.	4,468,000	46,382
*,1	Ping An Healthcare and Technology Co. Ltd.	1,384,400	17,863
*	Tencent Music Entertainment Group ADR	1,199,226	17,712
	Autohome Inc. ADR	173,470	16,653
	Brilliance China Automotive Holdings Ltd.	16,914,000	15,985
*	Baidu Inc. ADR	87,080	11,023
*	KE Holdings Inc. ADR	138,399	8,484
	Yum China Holdings Inc.	121,188	6,417
	Want Want China Holdings Ltd.	6,881,557	4,809
	Tingyi Cayman Islands Holding Corp.	2,331,608	4,128
	China Mengniu Dairy Co. Ltd.	431,000	2,033
*	Trip.com Group Ltd. ADR	43,696	1,361
	Tsingtao Brewery Co. Ltd. Class H	142,000	1,162
1	BAIC Motor Corp. Ltd. Class H	2,161,132	884
	Ajisen China Holdings Ltd.	2,418,000	356
*	Goodbaby International Holdings Ltd.	614,000	77
			308,203
Colombia (0.1%)
	Bancolombia SA ADR	100,853	2,577
	Grupo Aval Acciones y Valores Preference Shares	4,085,080	958
			3,535
Czech Republic (0.0%)
*	Komercni banka as	75,118	1,583

Denmark (0.8%)
*	Genmab A/S	63,017	22,869
	Vestas Wind Systems A/S	51,856	8,380
	Coloplast A/S Class B	40,385	6,401
	Novo Nordisk A/S Class B	80,935	5,608
	GN Store Nord A/S	61,418	4,627
1	Orsted A/S	19,628	2,704
*	Demant A/S	69,201	2,170
	Carlsberg AS Class B	12,358	1,665
*	Danske Bank A/S	18,564	251
			54,675
Finland (0.1%)
	Tikkurila Oyj	271,637	4,752
	Sampo Oyj Class A	77,350	3,063
	Wartsila OYJ Abp	65,834	517
			8,332
France (2.1%)
	Pernod Ricard SA	316,811	50,511
	Schneider Electric SE	164,809	20,486
	Legrand SA	239,979	19,114
*	EssilorLuxottica SA	122,778	16,715
*	Ubisoft Entertainment SA	184,936	16,668
*	Eurofins Scientific SE	3,536	2,801
	Edenred	54,857	2,463
*	BNP Paribas SA	48,806	1,766
	Teleperformance	4,889	1,507
*	Airbus SE	19,706	1,429
	Axa SA	71,989	1,332
*	ArcelorMittal SA	83,778	1,115
*	Getlink SE	74,148	1,005
*	Alten SA	10,128	960
*	L’Occitane International SA	512,130	896
	Thales SA	8,304	622

2

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
*	Elis SA	33,750	427
*	JCDecaux SA	23,520	407
	Vicat SA	5,873	196
	Quadient SA	13,390	181
	Imerys SA	4,465	166
			140,767
Germany (2.6%)
	SAP SE	367,548	57,234
*	adidas AG	123,193	39,785
	Henkel AG & Co. KGaA Preference Shares	253,664	26,530
	Deutsche Boerse AG	146,390	25,665
	Henkel AG & Co. KGaA	87,722	8,205
*	HelloFresh SE	90,404	5,024
	Fresenius Medical Care AG & Co. KGaA	41,667	3,522
	Basf Se	39,235	2,389
	Brenntag AG	35,664	2,268
	Deutsche Telekom AG	95,513	1,590
*	Volkswagen AG Preference Shares	9,635	1,550
	Bayerische Motoren Werke AG	20,498	1,488
	Stabilus SA	19,597	1,147
*	CTS Eventim AG & Co. KGaA	17,323	837
	Hannover Rueck SE	4,785	741
	Gerresheimer AG	6,185	692
*	Zooplus AG	2,353	437
	GEA Group AG	12,417	435
	TUI AG	108,470	408
			179,947
Greece (0.2%)
*	Eurobank Ergasias Services and Holdings SA	15,997,111	7,037
	Jumbo SA	296,390	5,189
*	Fourlis Holdings SA	554,278	2,449
*	Cairo Mezz PLC	1,333,092	112
			14,787
Hong Kong (1.2%)
	AIA Group Ltd.	5,742,800	57,084
	Sands China Ltd.	2,140,400	8,297
	Jardine Matheson Holdings Ltd.	174,300	6,929
	CK Hutchison Holdings Ltd.	608,300	3,686
	Stella International Holdings Ltd.	2,938,673	2,887
	Jardine Strategic Holdings Ltd.	77,700	1,559
*	Esprit Holdings Ltd.	7,924,714	781
	Hongkong & Shanghai Hotels Ltd.	914,700	710
	First Pacific Co. Ltd.	1,941,250	528
	Television Broadcasts Ltd.	511,000	446
	Texwinca Holdings Ltd.	166,823	23
			82,930
India (1.7%)
1	Reliance Industries Ltd. GDR	706,504	42,907
	Housing Development Finance Corp. Ltd.	1,309,922	31,049
*	ICICI Bank Ltd. ADR	1,474,033	14,490
	Bharti Airtel Ltd.	1,111,466	6,355
*	Axis Bank Ltd.	1,020,685	5,907
	Genpact Ltd.	142,660	5,556
	Shriram Transport Finance Co. Ltd.	477,121	4,027
	Mahindra & Mahindra Ltd.	323,886	2,678
*	Vodafone Idea Ltd.	10,813,595	1,403
			114,372
Indonesia (0.1%)
	United Tractors Tbk PT	1,513,243	2,325
*	Media Nusantara Citra Tbk PT	37,860,650	1,841

3

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
	Bank Mandiri Persero Tbk PT	5,435,800	1,818
			5,984
Ireland (1.6%)
*	Ryanair Holdings plc ADR	761,205	62,236
	CRH plc	1,114,275	40,186
*	Flutter Entertainment plc	28,383	4,480
*	Irish Continental Group plc	152,212	554
*	Bank of Ireland Group plc	254,099	471
*,§	Irish Bank Resolution Corp. Ltd.	122,273	—
			107,927
Italy (0.1%)
*	CNH Industrial NV	269,355	2,083
	Davide Campari-Milano NV	109,071	1,190
*	UniCredit SPA	126,816	1,048
*	Amplifon SPA	26,782	958
^	Saipem SPA	392,465	675
*	Intesa Sanpaolo SPA (Registered)	223,524	421
			6,375
Japan (8.3%)
	SoftBank Group Corp.	1,051,200	65,043
	Olympus Corp.	2,853,300	59,336
	MS&AD Insurance Group Holdings Inc.	1,491,000	40,172
	Sysmex Corp.	388,200	37,144
	SMC Corp.	60,200	33,582
	CyberAgent Inc.	474,700	29,313
	Advantest Corp.	602,400	29,301
	KDDI Corp.	1,017,000	25,579
	Secom Co. Ltd.	231,800	21,213
	Toyota Motor Corp.	305,700	20,289
	Bridgestone Corp.	562,300	17,774
	Sompo Holdings Inc.	420,200	14,507
	Tokio Marine Holdings Inc.	325,200	14,229
	Hoshizaki Corp.	161,100	12,855
	Kyocera Corp.	209,200	11,978
	Hitachi Ltd.	217,600	7,368
	Koito Manufacturing Co. Ltd.	142,400	7,266
	Sohgo Security Services Co. Ltd.	121,400	5,783
	Nippon Telegraph & Telephone Corp.	265,900	5,429
	USS Co. Ltd.	292,500	5,234
	Dai-ichi Life Holdings Inc.	277,100	3,910
	Kirin Holdings Co. Ltd.	205,000	3,850
	NTT Data Corp.	289,800	3,709
	Resona Holdings Inc.	905,200	3,084
	Taiheiyo Cement Corp.	116,000	2,962
	Seven & i Holdings Co. Ltd.	93,800	2,914
	East Japan Railway Co.	41,900	2,577
	Kao Corp.	31,200	2,342
	Takeda Pharmaceutical Co. Ltd.	62,300	2,227
	TDK Corp.	20,200	2,206
	NET One Systems Co. Ltd.	43,100	1,958
	Toyo Suisan Kaisha Ltd.	36,500	1,927
	Bandai Namco Holdings Inc.	26,250	1,923
	Sumitomo Mitsui Financial Group Inc.	68,700	1,921
	Japan Post Holdings Co. Ltd.	280,500	1,913
	SCSK Corp.	33,800	1,891
	Alfresa Holdings Corp.	86,200	1,888
	Obayashi Corp.	205,800	1,879
	LIXIL Group Corp.	88,400	1,787
	NEC Corp.	30,400	1,778
	Fuji Media Holdings Inc.	182,700	1,759
	Rohm Co. Ltd.	22,500	1,739
	Daiwa House Industry Co. Ltd.	65,800	1,688

4

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
	Nissan Chemical Corp.	30,700	1,637
	Toyota Industries Corp.	25,600	1,621
	Tsumura & Co.	50,600	1,577
	ITOCHU Corp.	61,000	1,562
	Nomura Holdings Inc.	340,200	1,555
	Daifuku Co. Ltd.	15,400	1,554
	Mitsubishi Estate Co. Ltd.	99,800	1,512
	Sekisui Chemical Co. Ltd.	92,700	1,483
	Maeda Corp.	195,600	1,434
	MediPal Holdings Corp.	68,300	1,370
	Penta-Ocean Construction Co. Ltd.	196,100	1,286
	Asics Corp.	91,500	1,279
	Nintendo Co. Ltd.	2,200	1,247
	Marui Group Co. Ltd.	63,700	1,222
	Omron Corp.	15,600	1,220
	Tokyo Ohka Kogyo Co. Ltd.	23,500	1,217
	Sega Sammy Holdings Inc.	99,400	1,211
	Nippon Television Holdings Inc.	107,370	1,154
	Matsumotokiyoshi Holdings Co. Ltd.	31,100	1,134
	Sumitomo Mitsui Trust Holdings Inc.	40,200	1,069
*	Renesas Electronics Corp.	145,200	1,066
	Jafco Co. Ltd.	25,200	1,064
	Mitsubishi Logistics Corp.	36,500	1,041
	Tokyo Gas Co. Ltd.	45,400	1,036
	Oji Holdings Corp.	204,400	939
	Senko Group Holdings Co. Ltd.	94,900	885
	Persol Holdings Co. Ltd.	54,100	884
*	Nippon Steel Corp.	93,600	884
	Azbil Corp.	23,000	862
	Sumitomo Electric Industries Ltd.	75,300	848
	Fuji Oil Holdings Inc.	26,600	837
	Toyo Seikan Group Holdings Ltd.	83,700	828
	Casio Computer Co. Ltd.	50,900	824
	Fukuoka Financial Group Inc.	48,600	817
	Megmilk Snow Brand Co. Ltd.	33,700	816
	Nippon Shokubai Co. Ltd.	14,200	757
	Sumitomo Metal Mining Co. Ltd.	23,800	738
	TechnoPro Holdings Inc.	11,400	714
	NS Solutions Corp.	23,100	712
	Daiwa Securities Group Inc.	166,600	701
	Nomura Co. Ltd.	91,200	679
	Air Water Inc.	49,100	664
	Otsuka Holdings Co. Ltd.	15,000	635
	Inpex Corp.	116,900	627
	Sawai Pharmaceutical Co. Ltd.	11,400	575
	Aeon Delight Co. Ltd.	19,000	527
	Nippon Suisan Kaisha Ltd.	98,300	418
	AEON Financial Service Co. Ltd.	42,100	384
	Hakuhodo DY Holdings Inc.	25,400	328
	Toho Co. Ltd.	7,900	326
	Shimizu Corp.	39,400	297
	NH Foods Ltd.	6,400	286
	West Japan Railway Co.	5,500	272
	Onward Holdings Co. Ltd.	93,600	242
			568,084
Kenya (0.0%)
	East African Breweries Ltd.	1,547,197	2,417

Malaysia (0.0%)
	Sime Darby Bhd.	2,569,600	1,543

Mexico (0.5%)
*	Genomma Lab Internacional SAB de CV Class B	7,597,229	7,435
*	Grupo Financiero Inbursa SAB de CV	9,492,787	7,397

5

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
	Fomento Economico Mexicano SAB de CV ADR	60,584	3,404
*	Gentera SAB de CV	9,461,003	2,700
	Industrias Bachoco SAB de CV Class B	741,145	2,347
	Grupo Lala SAB de CV	3,668,651	2,235
*	Grupo Televisa SAB ADR	280,686	1,735
	Grupo Aeroportuario del Pacifico SAB de CV Class B	179,391	1,440
1	Nemak SAB de CV	3,702,642	1,072
	Qualitas Controladora SAB de CV	209,166	789
			30,554
Netherlands (2.2%)
	Unilever NV	1,081,864	65,699
*	Prosus NV	391,116	36,101
*,1	Adyen NV	10,554	19,467
*,^,1	Just Eat Takeaway.com NV (XLON)	149,849	16,773
	Heineken NV	31,381	2,793
	Koninklijke Ahold Delhaize NV	74,595	2,205
	Koninklijke Philips NV	43,921	2,074
*,^,1	Just Eat Takeaway.com NV (XAMS)	17,632	1,974
	ASML Holding NV	3,703	1,368
	Koninklijke KPN NV	516,129	1,211
*	Boskalis Westminster	32,073	636
	Coca-Cola European Partners plc	16,260	631
*	Randstad NV	9,086	474
			151,406
New Zealand (0.0%)
*	Fletcher Building Ltd.	370,279	948
*	SKY Network Television Ltd.	3,759,768	354
			1,302
Norway (0.7%)
*	Schibsted ASA Class A	545,283	24,192
*	Adevinta ASA Class B	791,540	13,606
*	Schibsted ASA Class B	220,101	8,769
	Equinor ASA	108,364	1,535
*	Dnb ASA	50,451	703
			48,805
Peru (0.0%)
	Cia de Minas Buenaventura SAA ADR	122,349	1,495

Philippines (0.0%)
	Bank of the Philippine Islands	1,159,870	1,536
	GT Capital Holdings Inc.	150,030	1,201
*	Lopez Holdings Corp.	3,056,549	143
			2,880
Russia (0.6%)
*	Sberbank of Russia PJSC ADR	1,472,874	17,189
*	Mail.Ru Group Ltd. GDR	413,964	11,327
*	Global Ports Investments plc GDR	787,969	2,244
	Alrosa PJSC	2,341,004	2,221
	LUKOIL PJSC ADR	24,228	1,399
	PhosAgro PJSC GDR	116,332	1,398
	Globaltrans Investment plc GDR	194,968	1,192
	Magnit PJSC	13,453	860
			37,830
Singapore (1.0%)
*	Sea Ltd. ADR	362,988	55,915
	Great Eastern Holdings Ltd.	212,900	2,834
	United Overseas Bank Ltd.	197,300	2,780
	Delfi Ltd.	5,247,300	2,686
	Genting Singapore Ltd.	3,036,100	1,499
	Haw Par Corp. Ltd.	189,641	1,296

6

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
	DBS Group Holdings Ltd.	60,900	895
	United Industrial Corp. Ltd.	132,400	203
			68,108
South Africa (1.8%)
*	Naspers Ltd.	583,543	103,068
	Tiger Brands Ltd.	736,642	8,373
	Anglo American Platinum Ltd.	86,413	5,983
	Raubex Group Ltd.	1,753,847	1,991
	Telkom SA SOC Ltd.	917,269	1,435
	Grindrod Ltd.	4,854,786	1,015
	Tsogo Sun Gaming Ltd.	754,964	153
*	Tsogo Sun Hotels Ltd.	559,898	43
			122,061
South Korea (1.1%)
	Samsung Electronics Co. Ltd.	983,468	48,824
	LG Corp.	72,463	4,601
	SK Hynix Inc.	59,594	4,272
	Samsung Fire & Marine Insurance Co. Ltd.	27,298	4,253
	Hyundai Motor Co.	25,679	3,911
	AMOREPACIFIC Group	61,248	2,552
	S-1 Corp.	30,908	2,318
	KT Corp. ADR	178,277	1,713
	Hana Financial Group Inc.	67,620	1,624
	Hankook Tire & Technology Co. Ltd.	58,506	1,577
	GS Home Shopping Inc.	9,895	1,092
	KT Corp.	53,325	1,043
	AMOREPACIFIC Group Preference Shares	4,993	142
			77,922
Spain (0.0%)
	Viscofan SA	19,674	1,310
	Bankia SA	414,998	604
*	Acerinox SA	59,569	489
*	Ferrovial SA	17,058	415
1	Gestamp Automocion SA	129,333	374
			3,192
Sweden (1.3%)
	Atlas Copco AB Class B	766,468	31,988
	Epiroc AB Class B	1,464,161	20,324
*	Spotify Technology SA	69,845	16,942
*	Svenska Handelsbanken AB Class A	1,339,833	11,210
	Assa Abloy AB Class B	184,374	4,311
*	Sandvik AB	103,628	2,026
	Swedish Match AB	17,328	1,417
	Nordic Entertainment Group AB Class B	25,819	1,093
	Getinge AB	42,568	926
*	Modern Times Group MTG AB Class B	26,052	365
*	Nordea Bank Abp	45,797	347
			90,949
Switzerland (2.3%)
	Nestle SA	346,663	41,257
	Cie Financiere Richemont SA (XVTX)	600,981	40,352
	Novartis AG	301,394	26,168
	Roche Holding AG	63,812	21,858
	Kuehne & Nagel International AG	57,423	11,150
	Geberit AG	7,160	4,236
	Logitech International SA	27,327	2,117
	Adecco Group AG	39,369	2,077
	Cie Financiere Richemont SA (XJSE)	283,387	1,893
*	Sonova Holding AG	5,318	1,348
	ABB Ltd.	50,731	1,290
	Helvetia Holding AG	4,228	360

7

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
	UBS Group AG	26,538	296
			154,402
Taiwan (1.8%)
	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	5,451,577	82,014
	Giant Manufacturing Co. Ltd.	925,469	8,769
	Delta Electronics Inc.	1,090,488	7,160
	Merida Industry Co. Ltd.	687,547	5,573
	Yungtay Engineering Co. Ltd.	2,390,000	4,573
	Teco Electric and Machinery Co. Ltd.	3,133,190	3,236
	Chroma ATE Inc.	600,000	3,198
	PChome Online Inc.	569,510	1,986
	King Slide Works Co. Ltd.	109,267	1,060
			117,569
Thailand (0.1%)
*	Major Cineplex Group PCL (Foreign)	6,910,200	3,383
	Kasikornbank PCL (Foreign)	1,122,300	2,741
			6,124
Turkey (0.0%)
*	Ulker Biskuvi Sanayi AS	525,963	1,546

United Kingdom (4.6%)
	Prudential plc	4,304,010	61,756
	Reckitt Benckiser Group plc	390,148	38,042
	Rio Tinto plc	585,416	35,226
	BHP Group plc	1,539,487	32,844
	Compass Group plc	1,276,051	19,169
*	Farfetch Ltd. Class A	747,946	18,818
	Spectris plc	403,969	12,683
	Hays plc	5,766,767	8,368
	GlaxoSmithKline plc	419,089	7,857
	Intertek Group plc	74,961	6,117
	Rightmove plc	652,313	5,274
	WPP plc	613,742	4,820
	HomeServe plc	232,824	3,710
	Unilever plc	57,376	3,537
	Bunzl plc	94,549	3,053
	Experian plc	80,240	3,015
	3i Group plc	226,479	2,908
	BP plc	943,263	2,728
	RELX plc	120,098	2,673
	Diageo plc	76,767	2,637
	Anglo American plc Ordinary Shares	107,031	2,590
*	GVC Holdings plc	177,974	2,229
*	Standard Chartered plc	419,868	1,932
1	ConvaTec Group plc	831,231	1,915
	DCC plc	24,485	1,895
	Admiral Group plc	47,875	1,615
*	Glencore plc	778,334	1,614
*	G4S plc	571,000	1,473
	BAE Systems plc	229,375	1,425
*	Barclays plc	1,112,777	1,404
*	Serco Group plc	825,761	1,352
	DS Smith plc	333,432	1,267
	Tesco plc	455,763	1,250
1	Auto Trader Group plc	165,937	1,205
	IG Group Holdings plc	111,957	1,144
	HSBC Holdings plc	292,400	1,142
	Pets at Home Group plc	169,221	925
	SSP Group plc	383,255	889
*	Lloyds Banking Group plc	2,549,434	865
	ITV plc	916,246	799
	St. James’s Place plc	58,570	705
	WH Smith plc	57,159	702

8

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
	easyJet plc	99,147	639
*	Inchcape plc	110,661	628
	Smith & Nephew plc	29,284	574
*	Pagegroup plc	104,707	505
*	Hiscox Ltd.	40,233	464
	Jupiter Fund Management plc	160,168	462
	Barratt Developments plc	73,934	453
	British American Tobacco plc	11,999	430
	Close Brothers Group plc	31,726	417
	Rotork plc	110,423	400
*	Georgia Capital plc	80,998	383
	IMI plc	27,001	364
	Carnival plc	28,308	360
*	National Express Group plc	175,715	345
	Devro plc	138,602	331
*	InterContinental Hotels Group plc	6,057	318
*	Informa plc	62,893	305
^	Rolls-Royce Holdings plc	179,511	298
	Euromoney Institutional Investor plc	27,799	287
	Rathbone Brothers plc	14,251	283
*	Capita plc	713,505	281
	Daily Mail & General Trust plc	31,328	263
*	Provident Financial plc	103,628	259
*	Playtech plc	52,342	244
*	John Wood Group plc	83,940	230
*,1	McCarthy & Stone plc	161,756	145
*	International Personal Finance plc	240,067	144
	Moneysupermarket.com Group plc	35,481	122
*	Petrofac Ltd.	37,134	53
*,1	Non-Standard Finance plc	419,844	26
			315,585
United States (49.2%)
Communication Services (6.0%)
*	Alphabet Inc. Class C	87,004	127,861
*	Facebook Inc. Class A	368,409	96,486
*	Zillow Group Inc. Class C	557,129	56,599
*	Alphabet Inc. Class A	36,488	53,477
*	Electronic Arts Inc.	186,406	24,309
*	Netflix Inc.	48,006	24,004
	Activision Blizzard Inc.	189,696	15,356
*	Eventbrite Inc. Class A	545,359	5,917
	Omnicom Group Inc.	56,642	2,804
			406,813
Consumer Discretionary (6.5%)
*	Amazon.com Inc.	45,428	143,040
*	Booking Holdings Inc.	53,892	92,192
*	Tesla Inc.	142,404	61,093
	Service Corp. International	650,435	27,435
*	CarMax Inc.	269,067	24,730
*	Wayfair Inc.	74,029	21,543
	TJX Cos. Inc.	379,957	21,145
*	Chegg Inc.	283,660	20,265
*	AutoZone Inc.	12,541	14,769
*	Visteon Corp.	129,271	8,948
*	Ulta Beauty Inc.	23,255	5,209
	Harley-Davidson Inc.	131,097	3,217
			443,586
Consumer Staples (3.9%)
	Archer-Daniels-Midland Co.	1,049,213	48,778
	Estee Lauder Cos. Inc. Class A	176,252	38,467
	Procter & Gamble Co.	234,622	32,610
	Bunge Ltd.	668,208	30,537
	Hershey Co.	166,536	23,871

9

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
	Coca-Cola Co.	446,817	22,059
	Costco Wholesale Corp.	47,441	16,842
	Kimberly-Clark Corp.	111,314	16,437
	Colgate-Palmolive Co.	208,816	16,110
	PepsiCo Inc.	108,403	15,025
	PriceSmart Inc.	60,533	4,022
			264,758
Energy (0.3%)
	EOG Resources Inc.	425,122	15,279
	National Oilwell Varco Inc.	782,012	7,085
	TechnipFMC plc	23,945	153
			22,517
Financials (8.2%)
	Moody’s Corp.	309,442	89,692
	Arthur J Gallagher & Co.	440,186	46,475
*	Berkshire Hathaway Inc. Class B	213,591	45,482
*	Markel Corp.	42,692	41,569
	Wells Fargo & Co.	1,518,981	35,711
	Travelers Cos. Inc.	311,975	33,753
	American Express Co.	285,144	28,586
	First Republic Bank	192,441	20,988
	US Bancorp	524,373	18,799
	TD Ameritrade Holding Corp.	414,147	16,214
	S&P Global Inc.	43,635	15,735
	Hartford Financial Services Group Inc.	393,307	14,497
*,^	LendingTree Inc.	46,523	14,277
	MarketAxess Holdings Inc.	28,882	13,909
	Bank of New York Mellon Corp.	388,449	13,339
	Willis Towers Watson plc	63,277	13,214
	Jefferies Financial Group Inc.	695,076	12,511
	Loews Corp.	356,828	12,400
	Alleghany Corp.	22,172	11,539
	Interactive Brokers Group Inc.	235,034	11,359
	Aflac Inc.	291,744	10,605
	M&T Bank Corp.	111,443	10,263
	Chubb Ltd.	87,407	10,150
	Citigroup Inc.	229,585	9,897
	Aon plc Class A	25,047	5,167
			556,131
Health Care (7.8%)
	Johnson & Johnson	553,405	82,391
	Anthem Inc.	282,748	75,943
	Thermo Fisher Scientific Inc.	121,405	53,603
	Merck & Co. Inc.	527,967	43,795
*	Teladoc Health Inc.	194,097	42,554
*	Alnylam Pharmaceuticals Inc.	248,583	36,194
*	Seattle Genetics Inc.	171,278	33,517
*	ABIOMED Inc.	107,192	29,699
	ResMed Inc.	171,363	29,377
*	Waters Corp.	134,038	26,228
*	Illumina Inc.	78,707	24,327
*	Novocure Ltd.	198,082	22,048
	Baxter International Inc.	198,560	15,968
*	Globus Medical Inc.	275,900	13,663
			529,307
Industrials (4.3%)
	CH Robinson Worldwide Inc.	382,161	39,053
	United Parcel Service Inc. Class B	202,729	33,781
*	SiteOne Landscape Supply Inc.	213,939	26,090
	Wabtec Corp.	398,919	24,685
	Fastenal Co.	442,519	19,953
*	Axon Enterprise Inc.	209,120	18,967
	Union Pacific Corp.	95,130	18,728

10

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Shares	Market Value ($000)
*	Stericycle Inc.	287,178	18,109
	Expeditors International of Washington Inc.	190,076	17,206
*	Lyft Inc. Class A	456,006	12,563
	PACCAR Inc.	142,777	12,176
	3M Co.	65,327	10,464
	Lincoln Electric Holdings Inc.	103,893	9,562
	Otis Worldwide Corp.	138,811	8,665
*	Kirby Corp.	189,321	6,848
	Raytheon Technologies Corp.	111,896	6,438
	KAR Auction Services Inc.	249,781	3,597
	Healthcare Services Group Inc.	54,700	1,178
			288,063
Information Technology (9.5%)
	Oracle Corp.	1,430,849	85,422
	Mastercard Inc. Class A	232,027	78,465
	Microsoft Corp.	362,044	76,149
	Texas Instruments Inc.	320,746	45,799
	Intel Corp.	799,738	41,410
*	Trade Desk Inc. Class A	63,960	33,181
	Teradyne Inc.	387,894	30,822
	Broadridge Financial Solutions Inc.	225,020	29,703
*	Datadog Inc. Class A	204,843	20,927
*	Cloudflare Inc. Class A	493,768	20,274
	Paychex Inc.	244,028	19,466
	Maxim Integrated Products Inc.	286,344	19,360
*	PayPal Holdings Inc.	97,448	19,200
*	Twilio Inc. Class A	70,340	17,380
	Analog Devices Inc.	147,369	17,204
	Applied Materials Inc.	286,300	17,021
	Dolby Laboratories Inc. Class A	245,808	16,292
	TE Connectivity Ltd.	152,763	14,931
	Accenture plc Class A	51,914	11,732
	Automatic Data Processing Inc.	83,174	11,602
*	Arista Networks Inc.	36,420	7,536
*	Snowflake Inc. Class A	28,873	7,247
			641,123
Materials (1.8%)
	Martin Marietta Materials Inc.	148,395	34,926
	Albemarle Corp.	376,016	33,571
	PPG Industries Inc.	209,590	25,587
	Linde plc	71,417	17,006
*	Axalta Coating Systems Ltd.	364,088	8,072
	Freeport-McMoRan Inc.	372,372	5,824
			124,986
Real Estate (0.9%)
	Weyerhaeuser Co.	606,952	17,310
*	CBRE Group Inc. Class A	310,517	14,585
	Rayonier Inc.	476,131	12,589
*	Howard Hughes Corp.	192,647	11,097
^	Tanger Factory Outlet Centers Inc.	674,370	4,066
			59,647
			3,336,931
Total Common Stocks (Cost $4,821,409)			6,536,993

11

Vanguard® Global Equity Fund

Schedule of Investments

September 30, 2020

		Coupon		Shares	Market Value ($000)
Temporary Cash Investments (4.4%)
Money Market Fund (4.2%)
2,3	Vanguard Market Liquidity Fund	0.117%		2,862,362	286,236

			Maturity Date	Face Amount ($000)
U.S. Government and Agency Obligations (0.2%)
4	United States Cash Management Bill	0.165%	11/3/20	2,960	2,960
4	United States Treasury Bill	0.095%	1/28/21	11,016	11,012
					13,972
Total Temporary Cash Investments (Cost $300,162)					300,208
Total Investments (100.4%) (Cost $5,121,571)					6,837,201
Other Assets and Liabilities—Net (-0.4%)					(27,845)
Net Assets (100%)					6,809,356

Cost is in $000.
*	Non-income-producing security.
§	Security value determined using significant unobservable inputs.
^	Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $36,093,000.
1	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate value of these securities was $119,892,000, representing 1.8% of net assets.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3	Collateral of $38,804,000 was received for securities on loan, of which $38,762,000 was held in Vanguard Market Liquidity Fund and $42,000 was held in cash.
4	Securities with a value of $13,972,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.

12

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© 2020 The Vanguard Group, Inc. All rights reserved. Vanguard Marketing Corporation, Distributor. SNA1290 112020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Horizon Funds and Shareholders of Vanguard Global Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments—investments summary, of Vanguard Global Equity Fund (one of the funds constituting Vanguard Horizon Funds, referred to hereafter as the “Fund”) as of September 30, 2020, the related statement of operations for the year ended September 30, 2020, the statement of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) as of September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2020 and the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

November 17, 2020

We have served as the auditor of one or more investment companies in The Vanguard Group of Funds since 1975.

PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, PA 19103-7042

T: (267) 330 3000, F: (267) 330 3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. In May 2020, a third-party service provider began performing certain administrative and accounting services for Vanguard International Core Stock Fund. There were no other significant changes in the Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 17, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD HORIZON FUNDS

BY:	/s/ MORTIMER J. BUCKLEY*
MORTIMER J. BUCKLEY
CHIEF EXECUTIVE OFFICER

Date: November 17, 2020

VANGUARD HORIZON FUNDS

BY:	/s/ JOHN BENDL*
JOHN BENDL
CHIEF FINANCIAL OFFICER

Date: November 17, 2020

* By:	/s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney  filed on October 23, 2020 (see File Number 2-52698), Incorporated by Reference.